LA1:817659
  GOTTSCHALKS CREDIT RECEIVABLES CORPORATION
                   Depositor



               GOTTSCHALKS INC.
                   Servicer

                      and

             BANKERS TRUST COMPANY
                    Trustee


           SERIES 1999-1 SUPPLEMENT
           Dated as of March 1, 1999
                      to
        POOLING AND SERVICING AGREEMENT
           Dated as of March 1, 1999



     GOTTSCHALKS CREDIT CARD MASTER TRUST




               TABLE OF CONTENTS

                   ARTICLE I

  CREATION OF THE SERIES 1999-1 CERTIFICATES

SECTION 1.1.Designation.                                      1

                  ARTICLE II

                  DEFINITIONS

SECTION 2.1.Definitions.                                      1

                  ARTICLE III

                 SERVICING FEE

SECTION 3.1.Servicing Compensation                           12

                  ARTICLE IV

  RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
        AND APPLICATION OF COLLECTIONS

SECTION 4.1.Allocations and Distributions                    13
SECTION 4.2.Determination of FBC Monthly
            Interest                                         23
SECTION 4.3.Determination of FBC Monthly
            Principal.                                       24
SECTION 4.4.Series Accounts.                                 24
SECTION 4.5.Capitalized Interest Account                     27
SECTION 4.6.Retained Amount Account.                         27
SECTION 4.7.Spread Account                                   28
SECTION 4.8.Deficiency Amount.                               30
SECTION 4.9.Investor Charge-Offs.                            30
SECTION 4.10.Trustee Expenses Associated with Servicing Assumption 31

ARTICLE V



           DISTRIBUTIONS AND REPORTS

SECTION 5.1.Distributions                                    32
SECTION 5.2.Other Notices to Holders.                        32

                  ARTICLE VI

               THE CERTIFICATES

SECTION 6.1.The Fixed Base Certificates.                     32
SECTION 6.2.Transfer Restrictions.                           32
SECTION 6.3.The Subordinated Certificate                     35
SECTION 6.4.The Exchangeable Certificate                     36

                  ARTICLE VII

 EARLY AMORTIZATION EVENTS; SERVICER DEFAULTS;
              MERGER OF SERVICER

SECTION 7.1.Additional Early Amortization
            Events.                                          36
SECTION 7.2.Waiver                                           37
SECTION 7.3.Additional Servicer Defaults                     38
SECTION 7.4.Merger or Consolidation of, or
            Assumption of, the Obligations of
            the Servicer                                     39

                 ARTICLE VIII

              OPTIONAL REPURCHASE

SECTION 8.1.Optional Repurchase                              39

                  ARTICLE IX

              FINAL DISTRIBUTIONS

SECTION 9.1.Final Distributions                              39

                   ARTICLE X

           MISCELLANEOUS PROVISIONS

SECTION 10.1.     Ratification of Agreement                  41
SECTION 10.2.     Counterparts                               41
SECTION 10.3.     Governing Law                              41
SECTION 10.4.     Rating Agency Notice                       41
SECTION 10.5.     Additional Document Delivery on
                  First Distribution Date                    41

EXHIBITS

EXHIBIT A-1  Form of Fixed Based Certificate
EXHIBIT A-2  Form of Subordinated Certificate
EXHIBIT B    Form  of  Distribution Date Statement
EXHIBIT C    Form  of Rule  144A  Transferee Certificate
EXHIBIT D    Form   of   Non   Rule   144A Representation Letter

SCHEDULES

SCHEDULE I   List of Series Accounts
          SERIES 1999-1 SUPPLEMENT dated as of
March 1, 1999 (the Series Supplement), among
GOTTSCHALKS CREDIT RECEIVABLES CORPORATION,  a
Delaware     corporation,    as     Depositor,
GOTTSCHALKS  INC., a Delaware corporation,  as
Servicer,  and  BANKERS TRUST COMPANY,  a  New
York   banking   corporation,   not   in   its
individual capacity but solely as Trustee.


                   RECITALS

          Section  6.03  of  the  Pooling  and
Servicing  Agreement, dated  as  of  March  1,
1999,  among  the Depositor, the Servicer  and
the Trustee (the Agreement), provides, among
other things, that the Depositor may from time
to time direct the Trustee to authenticate and
deliver, on behalf of the Trust, one  or  more
new    Series    of   Investor    Certificates
representing fractional undivided interests in
the Trust and in connection therewith to enter
into Series Supplements with the Servicer  and
the  Trustee  to  provide  for  the  issuance,
authentication and delivery of a new Series of
Investor  Certificates  and  to  specify   the
Principal  Terms  thereof.  Pursuant  to  this
Series  Supplement,  the  Depositor  and   the
Trustee on behalf of the Trust shall hereby create a new Series of Investor Certificates and specify the Principal Terms thereof.

                   ARTICLE I

  Creation of the Series 1999-1 Certificates

          SECTION 1.1.   Designation.  There is hereby
created  a Series of Investor Certificates  to
be  issued pursuant to the Agreement and  this
Series   Supplement  to  be   known   as   the
Gottschalks Credit Card Master Trust,  Series
1999-1   Certificates.   The  Series   1999-1
Certificates   will   be   issued    in    two
certificated Classes, the first of which shall be known as the 7.664% Fixed Base Credit Card
Certificates, Series 1999-1; and the second of which shall be known as the Subordinated
Certificate, Series 1999-1.

          (a)  In the event that any term or provision
     contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

                  ARTICLE II

                  Definitions

          SECTION 2.1.   Definitions.  (a)  Whenever
used in this Series Supplement, the following words and phrases shall have the following meanings.

          Accelerated Payment shall mean any
FBC Principal Collections that are paid to the Fixed Base Certificateholders during the
Controlled Amortization Period (in excess of any then current Controlled Amortization
Amount) or otherwise prior to the Expected
Final Distribution Date due to the
commencement of an Early Amortization Period on any date other than as a result of the occurrence of a Servicer Default pursuant to clauses (d) and (f) of Section 7.3.

          Adjusted Invested Amount shall
mean, as of any date, an amount equal to the Required Series Pool Balance.

            Allocation  Day shall  have  the
meaning specified in Section 4.1(b) hereof.

          Applicable  Interest  Rate   shall
mean, as of any date of determination and  for
any   Investor  Certificate,  the  per   annum
interest  rate  applicable  to  such  Investor
Certificate as of such date.

          Capitalized Interest Account shall
have the meaning specified in Section 4.4  and
Section   4.5  hereof.   Deposits   into   and
withdrawals  from  the  Capitalized   Interest
Account shall be made in accordance with the provisions of Section 4.5 hereof.

          Certificates      shall      mean,
collectively, the Fixed Base Certificates and the Subordinated Certificate.

          Closing  Date shall mean March  1,
1999.

          Controlled   Amortization   Amount
means  one-twelfth of the Fixed Base  Invested
Amount on the Controlled Amortization Date.

          Controlled Amortization Date means
August 1, 2003.

          Controlled   Amortization   Period
shall   mean,  unless  an  Early  Amortization
Period shall have commenced prior thereto, the
period   commencing  on  the  day  immediately
following   the  last  day  of  the  Revolving
Period, and ending upon the first to occur  of
(a)  the commencement of an Early Amortization
Period,  (b) the payment in full to the  Fixed
Base  Certificateholders  of  the  Fixed  Base
Invested  Amount  and  any  unreimbursed   FBC
Investor  Charge-Offs  and  (c)  the  Expected
Final Distribution Date.

          Credit   Watch  shall   mean   the
publication by the Rating Agency of  a  report
indicating  that  the Fixed Base  Certificates
are  being  monitored for possible upgrade  or
downgrade,  and  Credit Watch  with  negative
implications  shall mean the  publication  by
the  Rating Agency of a report indicating that
the   Fixed   Base  Certificates   are   being
monitored for possible  downgrade.

          Default Amount with respect to any
Collection Period, means the aggregate  amount
of    Receivables   which   become   Defaulted
Receivables during such Collection Period.

          Default Rate with respect  to  any
Collection   Period,  means   the   annualized
percentage  equivalent  of  a  fraction,   the
numerator of which is the Default Amount for such month and the denominator of which is the Pool Balance as of the first day of such month.

          Deficiency Amount shall mean, with
respect  to any Distribution Date, the amount,
if  any,  by  which (i) the  sum  of  (A)  the
Monthly  Senior Servicing Fee for the  Related
Distribution   Date,  (B)  the   FBC   Monthly
Interest for the Related Interest Period,  (C)
all  FBC  Carryover Interest for  the  Related
Interest Period, and (D) the Investor  Default
Amount,  if  any,  for the Related  Collection
Period,  exceeds  (ii)  the  sum  of  (A)  the
Investor  Finance Charge Collections  retained
in  the  Collection Account during the Related
Collection   Period   pursuant   to    Section
4.1(c)(ii),  (B) the Investor  Finance  Charge
Collections retained in the Collection Account
pursuant  to  Section 4.1(c)(iii)  during  the
Related  Collection Period, (C)  the  Investor
Finance  Charge  Collections retained  in  the
Collection   Account   pursuant   to   Section
4.1(c)(iv)   during  the  Related   Collection
Period   and   (D)  the  Investor   Investment
Proceeds on deposit in the Collection Account on such Determination Date.

          Delinquency Rate with  respect  to
any Collection Period, means the percentage equivalent of a fraction, the numerator of which is the aggregate of the balances of Eligible Receivables that are 60 or more days
Contractually Delinquent as of the last day of such month, and the denominator of which is the Pool Balance as of the last day of such month.

          Distribution Date shall  mean  the
fifteenth day of each month (or, if such day is not a Business Day, the next succeeding
Business Day), commencing April 15, 1999.

          Early   Amortization   Event   for
Series    1999-1   shall   mean   any    Early
Amortization  Event specified in Section  9.01
of the Agreement, together with any additional
Early  Amortization Event specified in Section
7.1 hereof.

          Eligible   Past  Due   Receivables
shall mean any Receivable that is 120 or  more
days Contractually Delinquent but has not been
classified  as  a  Defaulted  Receivable  such
that,  but for the operation of clause (h)  of
the  definition of Eligible Receivables,  it
would    be   classified   as   an   Eligible
Receivable.

          Excess Spread means the annualized
percentage equivalent of a fraction, (a) the numerator of which is Investor Finance Charge
Collections for such month less (i) the amount of accrued Monthly Senior Servicing Fees for such month, (ii) interest accrued on the Fixed
Base Certificates during such month and (iii) the Investor Default Amount for such month, and (b) the denominator of which is the Required Series Pool Balance as of the close of business on the Distribution Date during such month.

          Exchangeable Component shall mean,
as  of any time of determination, in the  case
of the Retained Amount Account, the amount set
forth as of such time on the ledger maintained
by  the  Servicer in accordance  with  Section
4.4(e)  hereof as representing the net balance
of   deposits  made  to  the  Retained  Amount
Account pursuant to Section 4.6(a)(i) hereof less amounts withdrawn therefrom in accordance with Section 4.6.

          Exchangeable   Holder's   Interest
means,  for purposes of making allocations  of
Series   Finance  Charge  Collections,  Series
Principal   Collections  or  Default   Amounts
allocated to any Series, the difference (but not less than zero) between the Series Pool
Balance and the Required Series Pool Balance.

          Exchangeable  Holder's  Percentage
means,  for  purposes of making any allocation
as to which the Floating Allocation Percentage
is   applicable,  100%  minus   the   Floating
Allocation  Percentage, and  for  purposes  of
making   any  allocation  as  to   which   the
Fixed/Floating   Allocation   Percentage    is
applicable,   100%  minus  the  Fixed/Floating
Allocation  Percentage, provided that  in  any
case   the  Exchangeable  Holder's  Percentage
shall not be less than zero.

          Expected  Final Distribution  Date
means the August 2004 Distribution Date.

          FBC Additional Interest shall have
the meaning specified in Section 4.2 hereof.

          FBC  Allocation  Percentage  shall
mean, with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is the Fixed Base Invested
Amount and the denominator of which is the Required Series Pool Balance, in each case, as of the first day of such Collection Period.

          FBC Carryover Interest shall mean,
for any Collection Period, an amount equal  to
the  sum  of (a) the amount of any FBC Monthly
Interest previously due but not distributed on
the   Fixed  Base  Certificates  on  a   prior
Distribution Date, (b) to the extent permitted
under  applicable law, the amount of  any  FBC
Additional  Interest  to  accrue  during   the
Related Interest Period and (c) the amount of any FBC Additional Interest previously due but not distributed on the Fixed Base Certificates on a prior Distribution Date.

          FBC Interest Rate shall mean, with
respect  to any Interest Period and the  Fixed
Base Certificates, a fixed interest rate per annum equal to 7.664, and, upon a downgrade or a withdrawal of the ratings of the Fixed Base
Certificates, 8.414%.

          FBC  Interest Shortfall shall have
the meaning specified in Section 4.2 hereof.

          FBC Investor Charge-Off shall have
the meaning specified in Section 4.9 hereof.

          FBC  Investor Default Amount shall
mean, with respect to each Distribution Date, an amount equal to the portion of the Investor
Default  Amount  for  the  Related  Collection
Period  that  will be allocated to  the  Fixed
Base  Invested Amount as set forth in  Section
4.9 hereof.

          FBC  Monthly Interest  shall  have
the meaning specified in Section 4.2 hereof.

          FBC  Monthly Principal shall  have
the meaning specified in Section 4.3 hereof.

          FBC       Principal      Allocation
Percentage  shall mean, (a) with  respect  to
any  Collection Period commencing  during  the
Revolving Period, the percentage equivalent of
a  fraction,  the numerator of  which  is  the
Fixed Base Invested Amount and the denominator
of  which is the Required Series Pool Balance,
in  each  case, as of the first  day  of  such
Collection Period and after giving  effect  to
any distributions made as of such date, or (b)
with   respect   to   any  Collection   Period
commencing  during the Controlled Amortization
Period  or  an Early Amortization Period,  the
percentage  equivalent  of  a  fraction,   the
numerator of which is the Fixed Base  Invested
Amount  as  of  the  first  day  of  the  last
Collection   Period  commencing   during   the
Revolving Period, and the denominator of which
is  the Required Series Pool Balance as of the
first   day  of  the  last  Collection  Period
commencing during the Revolving Period.

          FBC  Principal  Collections  shall
mean,  for any Allocation Day, an amount equal
to  the  Series Principal FBC Collections  for
such  day minus the product of (a) the  amount
of Series Principal Collections distributed to
the Holder of the Exchangeable Certificate  on
such  day  in  accordance with Section  4.1(b)
(ii)   hereof   and  (b)  the  FBC   Principal
Allocation  Percentage  in  effect   on   such
Allocation Day.

          Fixed   Base  Certificate  Balance
shall mean the aggregate principal amount of the Fixed Base Certificates, which as of any date of determination, will be the Initial
Fixed Base Invested Amount reduced to the extent that principal payments are made to the Holders of the Fixed Base Certificates.

          Fixed Base Certificates shall have
the meaning specified in Section 6.1 hereof.

          Fixed Base Certificateholder shall
mean,   with   respect  to  any   Fixed   Base
Certificate on any date, the Person in whose name such Fixed Base Certificate is registered on such date.

          Fixed  Base Invested Amount  shall
mean,  as  of  any  date of determination,  an
amount  equal  to (a) the Initial  Fixed  Base
Invested  Amount,  minus, (b)  the  amount  of
principal  payments made  to  the  Fixed  Base
Certificateholders  in respect  of  the  Fixed
Base  Invested Amount prior to such date,  and
minus,   (c)  the  aggregate  amount  of   FBC
Investor Charge-Offs previously allocated and not reimbursed.

          Fixed/Floating           Allocation
Percentage  shall mean, with respect  to  any
Collection   Period  during   the   Controlled
Amortization  Period or an Early  Amortization
Period,   the  percentage  equivalent   (which
percentage  shall  never  exceed  100%)  of  a
fraction,  the  numerator  of  which  is   the
Required  Series Pool Balance as of first  day
of  the  last  Collection Period  to  commence
during   the   Revolving   Period   and    the
denominator  of  which  is  the  Series   Pool
Balance  as  of the first day of such  current
Collection Period.

          Floating   Allocation   Percentage
shall  mean,  with respect to  any  Collection
Period,   the  percentage  equivalent   (which
percentage  shall  never  exceed  100%)  of  a
fraction,  the  numerator  of  which  is   the
Required   Series   Pool   Balance   and   the
denominator  of  which  is  the  Series   Pool
Balance, in each case, as of the first day  of
such  Collection  Period;  provided,  however,
that,  with  respect to the  first  Collection
Period,  the  Floating  Allocation  Percentage
shall  mean  the  percentage equivalent  of  a
fraction, the numerator of which is the sum of
the Initial Fixed Base Invested Amount and the
Initial Subordinated Invested Amount, and  the
denominator  of  which  is  the  Series   Pool
Balance as of the Closing Date.

          Initial Fixed Base Invested Amount
shall mean $53,000,000.

          Initial    Subordinated    Invested
Amount shall mean $6,550,562.

          Interest  Period shall mean,  with
respect  to any Distribution Date, the  period
from   and  including  the  Distribution  Date
immediately  preceding such Distribution  Date
(or,  in  the  case of the first  Distribution
Date, from and including the Closing Date) to but excluding such Distribution Date.

          Investor Component shall mean,  as
of  any time of determination, the amount  set
forth as of such time on the ledger maintained
by  the  Servicer in accordance  with  Section
4.4(e)  hereof as representing the net balance
of   deposits  made  to  the  Retained  Amount
Account  pursuant to Sections 4.1(d)  (i)  (A)
(3), 4.1(d) (i) (B) (4), 4.1(d)(ii)(A)(5)  and
4.1(d)(ii)(B)(5) hereof less amounts withdrawn therefrom in accordance with Section 4.6.

          Investor   Default  Amount   shall
mean,  (i)  with  respect to any  Distribution
Date,  an amount equal to the product  of  (a)
the  Default Amount for the Related Collection
Period, (b) the Floating Allocation Percentage
for  the Related Collection Period and (c) the
Series  1999-1 Allocation Percentage  for  the
Related  Collection  Period  and,  (ii)   with
respect to any day during a Collection Period, an amount equal to the product of (a) the Default Amount recognized by the Servicer through such day of such Collection Period,
(b) the Floating Allocation Percentage for the
Related  Collection Period and (c) the  Series
1999-1  Allocation Percentage for the  Related
Collection Period.

          Investor  Default Holdback  Amount
shall mean, with respect to (a) any Collection
Period  (other  than  the  initial  Collection
Period),  the  greater  of  (A)  the  Investor
Default Amount which the Servicer reasonably anticipates for such Collection Period or (B) the average of the Investor Default Amounts for each of the twelve consecutive Collection
Periods preceding such Collection Period (or, for the initial twelve Collection Periods, for as many Collection Periods as have occurred since the Closing Date), and (b) the initial
Collection Period, $300,000.

          Investor       Finance       Charge
Collections shall mean, as of any  Allocation
Day,  the  product  of the  amount  of  Series
Finance Charge Collections received since  the
beginning  of the preceding Business  Day  and
(a) for any Collection Period commencing prior
to  the  commencement of an Early Amortization
Period, the Floating Allocation Percentage for
the  current Collection Period or (b) for  any
Collection Period commencing during  an  Early
Amortization    Period,   the   Fixed/Floating
Allocation   Percentage   for   the    current
Collection Period.

          Investor Investment Proceeds shall
mean, with respect to any Distribution Date, all interest and other investment earnings
(net of losses and investment expenses) on funds on deposit in the Series Accounts, together with an amount equal to the Series
Allocation Percentage of the interest and other investment earnings (net of losses and investment expenses) on funds held in the Collection Account credited as of such date to the Collection Account pursuant to Section
4.02 of the Agreement.

          Investor   Principal   Collections
shall mean, as of any Allocation Day, the sum of (a) the FBC Principal Collections and (b) the Subordinated Principal Collections, in each case, determined for such day.

          Make  Whole  Premium  shall  mean,
with  respect to any Accelerated Payment,  the
aggregate of the present values calculated  in
accordance  with standard financial  practices
and  discounted at the Reinvestment  Yield  of
the amount of the positive difference, if any,
of  (a) the amount of interest that would have
accrued  on  such Accelerated Payment  had  it
been  paid  as all or a portion  of  the  next
possible  payment or payments of one  or  more
Controlled  Amortization Amounts (taking  into
account  any  previous payments of  Controlled
Amortization Amounts or Accelerated  Payments)
rather than being paid currently, over (b) the
amount  of interest that would accrue on  such
Accelerated  Payment  if  it  were  reinvested
currently  in  one  or  more  instruments   in
amounts and having maturities corresponding to
the   one   or  more  next  possible  payments
described in clause (a) and bearing interest at the Reinvestment Yield. The Make Whole
Premium shall never be less than zero.

          Monthly Payment Rate with  respect
to  any  Collection  Period,  shall  mean  the
percentage  equivalent  of  a  fraction,   the
numerator of which is the aggregate amount  of
all   Collections  in  respect   of   Eligible
Receivables received during such month, and the denominator of which is the Pool Balance as of the first day of such month.

          Monthly Senior Servicing Fee shall
mean,  (i)  with  respect to any  Distribution
Date  relating  to a Collection Period  during
which  Gottschalks,  Inc.  (or  any  successor
entity  resulting  from a transaction  meeting
the   requirements  of  Section  8.04  of  the
Agreement  or  Section  7.4  hereof)  is   the
Servicer, five-sixths of the Monthly Servicing
Fee for the Related Collection Period and (ii)
with respect to any Distribution Date relating
to    a   Collection   Period   during   which
Gottschalks,  Inc.  (or any  successor  entity
resulting  from  a  transaction  meeting   the
requirements of Section 8.04 of the Agreement or Section 7.4 hereof) is not the Servicer, 100% of the Monthly Servicing Fee for the Related Collection Period.

          Monthly Servicing Fee shall  mean,
with respect to any Distribution Date, an amount equal to one-twelfth of 3.00% per annum of the Required Series Pool Balance as of the first day of the Related Collection Period.

          Monthly Subordinated Servicing Fee
shall   mean,   (i)  with   respect   to   any
Distribution  Date relating  to  a  Collection
Period during which Gottschalks, Inc. (or  any
successor  entity resulting from a transaction
meeting  the requirements of Section  8.04  of
the  Agreement or Section 7.4 hereof)  is  the
Servicer,  one-sixth of the Monthly  Servicing
Fee for the Related Collection Period and (ii)
with respect to any Distribution Date relating
to    a   Collection   Period   during   which
Gottschalks,  Inc.  (or any  successor  entity
resulting  from  a  transaction  meeting   the
requirements of Section 8.04 of the Agreement or Section 7.4 hereof) is not the Servicer, 0% of the Monthly Servicing Fee for the Related
Collection Period.

          Optional   Purchase  Price   shall
mean,  with respect to any Distribution  Date,
after  giving  effect  to  any  deposits   and
distributions  otherwise to be  made  on  such
Distribution  Date, the sum of (a)  the  Fixed
Base  Certificate Balance on such Distribution
Date,  (b) accrued and unpaid interest on  the
outstanding  Fixed  Base  Certificate  Balance
(including  any  FBC Carryover Interest),  and
(c)  any  due but not distributed  Make  Whole
Premium   (including  any   interest   accrued
thereon,  to the extent lawful,  at  the   FBC
Interest Rate).

          Portfolio  Yield shall mean,  with
respect   to   any  Collection   Period,   the
annualized percentage equivalent of a fraction
(a)  the  numerator of which is Series Finance
Charge  Collections for such Collection Period
less   Series   Default   Amounts   for   such
Collection Period and (b) the denominator of which is the Series Pool Balance as of the first day of such Collection Period.

          Rating  Agency shall mean  Duff  &
Phelps   Credit   Rating   Company   or    its
successors.

            Reinvestment Yield  shall  mean,
with  respect to any Accelerated Payment,  the
yield  to  maturity implied by (a) the  yields
reported, as of 10:00 a.m. New York City  time
on   the  Business  Day  next  preceding   the
Distribution  Date on which  such  Accelerated
Payment   is  to  be  made,  on  the   display
designated  as  Page  678  on  the  Telerate
Service  (or such other display as may replace
Page 678 on the Telerate Service) for actively
traded  U.S.  Treasury  securities  having   a
maturity  equal  or closest to  the  Remaining
Average Life of such Accelerated Payment as of
such  Distribution Date, plus 1.0% per  annum,
or (b) if such yields shall not be reported as
of such time or the yields reported as of such
time  shall not be ascertainable, the Treasury
Constant Maturity Series yields reported,  for
the  latest  day for which such  yields  shall
have  been so reported as of the Business  Day
preceding the Distribution Date on which  such
Accelerated Payment is to be made, in  Federal
Reserve Statistical Release H.15 (519) (or any
comparable successor publication) for actively
traded  U.S.  Treasury  securities  having   a
constant   maturity  equal  to  the  Remaining
Average Life of such Accelerated Payment as of
such  Distribution Date, plus 1.0% per  annum.
Such  implied  yield shall be  determined,  if
necessary,  by  (x) converting  U.S.  Treasury
bill  quotations to bond-equivalent yields  in
accordance  with  accepted financial  practice
and   (y)   interpolating   linearly   between
reported yields. The Servicer shall calculate the Reinvestment Yield with respect to any Accelerated Payment.

          Related  Collection  Period  shall
mean,  with  respect to (a)  any  Distribution
Date, the preceding Collection Period and (b) any Allocation Day, the Collection Period during which such Allocation Day occurs.

          Related  Distribution  Date  shall
mean, with respect to any Collection Period or Determination Date or Allocation Day, the
Distribution Date following, as applicable, such Collection Period or Determination Date or the calendar month in which such Allocation
Day occurs.

          Related   Interest  Period   shall
mean,  with  respect to (a)  any  Distribution
Date,   the  Interest  Period  ended  on   the
preceding day and (b) any Collection Period, the Interest Period which commences during such Collection Period.

          Remaining Average Life shall mean,
at   any  time  of  determination  after   the
commencement of an Early Amortization  Period,
the  number of years obtained by dividing  the
then  Remaining Dollar-Years of the Fixed Base
Certificates by the Fixed Base Invested Amount
at    such    time.    The   term   Remaining
Dollar-Years means the amount obtained by (a)
multiplying  (i) the amount of each  remaining
payment   with  respect  to  the  Fixed   Base
Certificates, assuming that such payments  are
made  in  the Controlled Amortization  Amounts
(using  the Fixed Base Invested Amount at  the
time an Early Amortization Period commenced in
order    to    calculate    such    Controlled
Amortization  Amounts)  over  the  number   of
months  comprising the Controlled Amortization
Period,   by   (ii)   the  number   of   years
(calculated to the nearest one-twelfth) which will elapse between the date as of which the calculation is made and each Distribution Date during the notional Controlled Amortization
Period and (b) totaling all the products obtained in clause (a).

          Required  Exchangeable  Certificate
Amount  means, for any date of determination,
the  product  of (i) the Required Series  Pool
Balance  as of such date of determination  and
the   greater  of  (A)  7.00%  and   (B)   the
percentage equivalent of a fraction:

          (1)   the numerator of which is  the
     net  amount of charge account refunds  or
     return credits that were given to account
     holders   by   Gottschalks   during   the
     calendar month of the prior calendar year corresponding to the current calendar month in which such determination is being made (the Anniversary Month); and

          (2)  the denominator of which is the
     aggregate amount of net sales credited to
     Charge   Accounts   and   recognized   by
     Gottschalks   during   such   Anniversary
     Month.

          Required Series Pool Balance shall
mean, as of any date of determination, the sum of (a) the Fixed Base Invested Amount on such date and (b) the Subordinated Invested Amount on such date.

          Retained Amount Account shall have
the  meaning specified in Section 4.4  hereof.
Deposits   into  and  withdrawals   from   the
Retained  Amount  Account  shall  be  made  in
accordance with the provisions of Section  4.6
hereof.

          Retained  Exchangeable Amount  has
the meaning specified in Section  4.6(a)(ii).

          Revolving  Period shall  mean  the
period beginning at the opening of business on
the Closing Date and ending on the earlier  of
(a)  the  last  day of the Related  Collection
Period  for the Distribution Date that  is  to
occur  in  August, 2003 and (b) the  close  of
business   on  the  Business  Day  immediately
preceding   the   day  on   which   an   Early
Amortization Period commences.

          Series  Accounts  shall  have  the
meaning specified in Section 4.4 hereof.

          Series Cut-Off Date shall mean the
Cut-Off Date.

          Series Default Amount shall  mean,
with respect to any Distribution Date, an amount equal to the product of (a) the Default
Amount for the Related Collection Period,  and
(b) the Series 1999-1 Allocation Percentage for the Related Collection Period.

          Series  Finance Charge Collections
shall  mean,  with  respect to  the  aggregate
amount  of Finance Charge Collections received
on  any  Business  Day, the  product  of  such
Finance Charge Collections and the Series 1999-
1   Allocation  Percentage  for  the   Related
Collection Period.

          Series  Issuance Date  shall  mean
March 1, 1999.

          Series   1999-1  shall  mean   the
Series   of  Investor  Certificates  and   the
Subordinated Certificate created pursuant to this Series Supplement.

          Series       1999-1      Allocation
Percentage  shall  mean, for  any  Collection
Period,  the Series Allocation Percentage  for
Series   1999-1   as   calculated   for   such
Collection  Period  in  accordance  with   the
Agreement.

          Series Pool Balance shall mean, as
of  any date of determination, the product  of
(a) the Pool Balance as of such date and (b) the Series 1999-1 Allocation Percentage for such date.

          Series Principal Collections shall
mean, with respect to the aggregate amount  of
Principal   Collections  received  since   the
beginning of the preceding Business Day, the product of such Principal Collections and the Series 1999-1 Allocation Percentage for the
Related Collection Period.

          Series  Principal FBC  Collections
shall mean, for each Allocation Day, an amount
equal to the product of (a) the amount of  the
Series  Principal Collections received on  any
Business   Day  and  (b)  the  FBC   Principal
Allocation  Percentage  in  effect   on   such
Allocation Day.

          Series  Principal  SC  Collections
shall mean, for each Allocation Day, an amount
equal to the product of (a) the amount of  the
Series  Principal Collections received on  any
Business   Day   and   (b)  the   Subordinated
Principal Allocation Percentage in effect on such Allocation Day.

          Series Termination Date shall mean
the August 2006 Distribution Date.

          Servicing Fee Rate shall mean 3.0%
per annum.

          Spread  Account  shall  have   the
meaning   specified  in  Section  4.4  hereof.
Deposits into and withdrawals from the  Spread
Account shall be made in accordance with the provisions of Section 4.7 hereof.

          Spread Account Requirement  as  of
any date of determination means zero, unless a
Spread  Account Trigger occurs, in which  case
Spread Account Requirement shall mean (i)  the
sum of (a) the Fixed Base Certificate Balance,
(b) the amount by which the accrued and unpaid
Monthly  Servicing  Fee payable  on  the  next
Distribution  Date  exceeds  Investor  Finance
Charge  Collections allocable thereto  through
such date, (c) the amount by which accrued and
unpaid interest on the Fixed Base Certificates
(including FBC Carryover Interest) payable  on
the  next  Distribution Date exceeds  Investor
Finance  Charge Collections allocable  thereto
through such date and (d) the amount by  which
the  Investor Default Amount through such date
exceeds  Investor  Finance Charge  Collections
allocated  therefor through such date  as  the
Investor  Default Holdback Amount, minus  (ii)
the   sum   of  (a)  the  amount  of  Investor
Principal Collections then on deposit  in  the
Collection  Account  and  available  for   the
payment   of  principal  on  the  Fixed   Base
Certificates and (b) the Investor Component of the amount on deposit in the Retained Amount
Account.

          Spread Account Trigger shall  mean
the occurrence of any of the following events;
(1)  the rating of the Fixed Base Certificates
are   put   on  Credit  Watch  with   negative
implications by the Rating Agency or  (2)  any
of  the following conditions is true, taken as
an  average  of  the relevant calculation  for
each   of   the  three  preceding  consecutive
calendar  months; (i) the Portfolio  Yield  is
less than 14.5%; (ii) the Default Rate exceeds
8.5%;  (iii)  the Excess Spread is  less  than
3.00%;   (iv)  the  Delinquency  Rate  exceeds
2.00%; or (v) the Monthly Payment Rate is less than 22.5%.

          Standby   Servicer   shall    mean
Bankers Trust Company or such other party as may be appointed by the Trustee to stand ready to act as a Successor Servicer in the event that Gottschalks is removed as Servicer.

          Subordinated Allocation Percentage
shall  mean,  with respect to  any  Collection
Period,   the  percentage  equivalent   of   a
fraction  the  numerator  of  which   is   the
Subordinated   Invested   Amount    and    the
denominator  of  which is the Required  Series
Pool Balance, in each case, as of the first day of such Collection Period.

          Subordinated Certificate means the
Certificate  issued pursuant  to  Section  6.3
hereof,  substantially in the form of  Exhibit
A-2.

          Subordinated Invested Amount shall
mean,  as  of  any  date of determination,  an
amount  equal  to (a) the Initial Subordinated
Invested  Amount, minus, (b)  the  amount,  if
any,   by   which  the  aggregate  amount   of
Subordinated Investor Charge-Offs exceeds  the
Subordinated Investor Charge-Offs reimbursed pursuant to Section 4.1(c)(vi), and minus (c) the amount of principal payments made to the holder of the Subordinated Certificate in respect of the Subordinated Invested Amount pursuant to Section 4.1(d)(ii)(C)(7) prior to such date, provided that at no time shall the Subordinated Invested Amount be less than zero.

          Subordinated Investor  Charge-Offs
shall  have  the meaning specified in  Section
4.9(b) hereof.

          Subordinated  Principal  Allocation
Percentage  shall mean, (a) with  respect  to
any  Collection Period commencing  during  the
Revolving Period, the percentage equivalent of
a  fraction,  the numerator of  which  is  the
Subordinated   Invested   Amount    and    the
denominator  of  which is the Required  Series
Pool Balance, in each case, as of the first day of such Collection Period, or (b) with respect to any Collection Period commencing during the Controlled Amortization Period or any Early Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Subordinated Invested Amount as of the first day of the last Collection Period to commence during the Revolving Period, and the denominator of which is the Required
Series Pool Balance as of the first day of the last Collection Period commencing during the Revolving Period.

          Subordinated Principal Collections
shall  mean, for any Allocation Day, an amount
equal  to  the Series Principal SC Collections
for  such  day minus the product  of  (a)  the
amount   of   Series   Principal   Collections
distributed  to the holder of the Exchangeable
Certificate  on  such day in  accordance  with
Section   4.1(b)(ii)  hereof   and   (b)   the
Subordinated Principal Allocation Percentage in effect on such Allocation Day.

          Subordinated Reduction shall  have
the   meaning  specified  in  Section   4.9(a)
hereof.

          (b)  Notwithstanding anything to the
contrary  in  this  Series Supplement  or  the
Agreement,  the  term  Rating  Agency  shall
mean,  whenever used in this Series Supplement
or   the   Agreement  with  respect   to   the
Certificates, Duff & Phelps.

          (c)    All  capitalized  terms  used
herein  and not otherwise defined herein  have
the   meanings  ascribed  to   them   in   the
Agreement.   The definitions in  this  Section
2.1 are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (d)   The  words hereof,  herein
and  hereunder and words of  similar  import
when  used  in  this Series  Supplement  shall
refer to this Series Supplement as a whole and
not to any particular provision of this Series
Supplement; references to any Article, Section
or   Exhibit   are  references  to   Articles,
Sections  and  Exhibits in or to  this  Series
Supplement unless otherwise specified; and the
term   including  means  including  without
limitation.

          (e)      References    herein     to
Collections  received  shall  be  deemed  to
include Collections received and processed  as
to principal and finance charges and shall not
include    unprocessed   Collections    (i.e.,
Collections which have been received but for which the Servicer in the ordinary course of its business has not yet identified in its computer records the principal and finance charge components).

                  ARTICLE III

                 Servicing Fee

          SECTION 3.1.   Servicing Compensation. The
Monthly Servicing Fee shall be payable to  the
Servicer,  in  arrears, on  each  Distribution
Date  occurring  prior to the earlier  of  the
first  Distribution Date following the  Series
Termination  Date  and the first  Distribution
Date  on which the Fixed Base Invested  Amount
and  the Subordinated Invested Amount are both
zero.   In  no  event  shall  the  Trust,  the
Trustee, the Fixed Base Certificateholders  or
the holder of the Subordinated Certificate  be
liable  for  any  other  servicing  fee.   The
Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in accordance with the terms of this Series Supplement.

           Amounts payable in respect  of  the
Monthly  Servicing Fee will be allocable  from
Investor Finance Charge Collections (and  from
amounts reallocated as Investor Finance Charge
Collections)  pursuant to the  priorities  set
forth  in  Section 4.1 hereof.  In  the  event
that Gottschalks Inc. (or any successor entity
resulting  from  a  transaction  meeting   the
requirements of Section 8.04 of the  Agreement
or  Section  7.4  hereof)  is  no  longer  the
Servicer, the Monthly Senior Servicing Fee for
any   calendar  month  (or  portion   thereof)
following such servicing transfer shall  equal
100%  of  the Monthly Servicing Fee  for  such
calendar  month  (or portion  thereof)  during
which the successor servicer is acting in such
capacity.  So long as Gottschalks Inc. (or any
successor  entity resulting from a transaction
meeting  the requirements of Section  8.04  of
the  Agreement or Section 7.4 hereof)  is  the
Servicer,  that portion of the Monthly  Senior
Servicing  shall  equal  five-sixths  of   the
Monthly  Servicing  Fee,  with  the  remaining
Monthly Servicing Fee for such Servicer being payable in the form of Monthly Subordinated
Servicing  Fee.  The Monthly Senior  Servicing
Fee and the Monthly Subordinated Servicing Fee shall be allocated to the Servicer pursuant to
Section 4.1(c)(ii).

                  ARTICLE IV

       Rights of Certificateholders and
   Allocation and Application of Collections

          SECTION 4.1.   Allocations and Distributions.

          (a)  General.  Series Finance Charge
     Collections, Series Principal Collections and
     Series Default Amounts, as they relate to the Certificates and the Exchangeable Certificate, shall be allocated and distributed as set forth in this Article IV.

(b) Distribution of Collections to the Holder of the Exchangeable Certificate. At the beginning of each Business Day (an Allocation
Day), the Servicer shall direct the Trustee in writing to withdraw from the Collection
Account and distribute to the holder of the Exchangeable Certificate (i) an amount equal to the product of (A) the Exchangeable
Holder's Percentage in effect on such day and
(B) the amount of Series Finance Charge
Collections received on the preceding Business
Day, and (ii) an amount equal to the product of (A) the Exchangeable Holders Percentage in effect on such day and (B) the amount of Series Principal Collections received on the preceding Business Day. On each Distribution
Date, the Servicer shall allocate to the Holder of the Exchangeable Certificate an amount equal to the product of (x) the Exchangeable Holder's Percentage in effect on such date and (y) the amount of Series Default
Amount for the Related Collection Period.
(c)  Allocation of Investor Finance Charge
Collections.  At the beginning of each
Allocation Day, the Servicer shall allocate
Investor Finance Charge Collections received on the preceding Business Day as follows and in the following priorities:
               (i) first, if an Early Amortization Event has occurred, resulting in the assumption of servicing duties by the Trustee or causing the Trustee to incur extraordinary expenses in connection with the performance of its duties as a result of such Early Amortization Event, unless an amount equal to the reasonable costs and expenses of the Trustee related to such assumption of servicing duties or its performance of such duties in connection with such Early Amortization Event (such amount not to exceed $200,000 less any amounts paid to the Trustee in respect thereof from any letter of credit or surety bond maintained for such purpose pursuant to Section 4.10) is then on deposit in the Collection Account for the benefit of the Trustee and allocated therefor, Investor Finance Charge Collections received since the beginning of the preceding Business
     Day  shall  be retained in the Collection
     Account until such amount is then on deposit;

(ii) second, unless an amount equal to the Monthly Senior Servicing Fee for the current
Interest Period, plus any previously unpaid
Monthly Senior Servicing Fee (but only with respect to the then current Servicer) is then on deposit in the Collection Account and allocated therefor, Investor Finance Charge
Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;
(iii)     third, unless an amount equal to the
sum of the FBC Monthly Interest to accrue during the Related Interest Period, plus the amount of any FBC Carryover Interest for the Related Collection Period is then on deposit in the Collection Account and allocated therefor, Investor Finance Charge Collections received since the beginning of the preceding
Business Day shall be retained in the
Collection Account until such amounts are then on deposit;
(iv) fourth, unless an amount equal to the Investor Default Holdback Amount for the current Collection Period is then on deposit in the Collection Account and allocated therefor, Investor Finance Charge Collections received since the beginning of the preceding
Business Day shall be retained in the
Collection Account until such amount is then on deposit;
(v)  fifth, unless all unreimbursed FBC
Investor Charge-Offs as of such Allocation Day have been reallocated as FBC Principal
Collections, Investor Finance Charge
Collections received since the beginning of the preceding Business Day shall be reallocated as FBC Principal Collections until the amounts reallocated equal all unreimbursed
FBC Investor Charge-Offs;
(vi) sixth, unless all unreimbursed
Subordinated Investor Charge-Offs as of such Allocation Day have been reallocated as Subordinated Principal Collections, Investor
Finance Charge Collections received since the beginning of the preceding Business Day shall be reallocated as Subordinated Principal
Collections until the amounts reallocated equal all unreimbursed Subordinated Investor
Charge-Offs;
(vii)     seventh, unless the amount then on
deposit in the Spread Account is equal to the Spread Account Requirement on such Allocation
Day, Investor Finance Charge Collections received since the beginning of the preceding
Business Day shall be withdrawn from the Collection Account in an amount equal to such insufficiency and shall be deposited in the Spread Account;
(viii)    eighth, if such Allocation Day falls
within an Early Amortization Period that commenced as a result of the occurrence of any Early Amortization Event other than the occurrence of a Servicer Default pursuant to clauses (d) and (f) of Section 7.3, then, unless an amount equal to the Make Whole
Premium for the Related Collection Period
(together with any Make Whole Premium
previously due but not paid on a prior
Distribution Date and any interest thereon at the FBC Interest Rate) is then on deposit in the Collection Account and allocated therefor, Investor Finance Charge Collections received since the beginning of the preceding Business
Day shall be retained in the Collection
Account until such amount is then on deposit and allocated therefor;
(ix) ninth, unless an amount equal to the Monthly Subordinated Servicing Fee for the current Interest Period, plus any previously unpaid Monthly Subordinated Servicing Fee, is then on deposit in the Collection Account and allocated therefor, Investor Finance Charge
Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;
(x)  tenth, unless an amount equal to the
amount necessary to reimburse any draws made on any letter of credit or surety bond used to cover expenses incurred pursuant to Section
4.1(c)(i) is on is then on deposit in the Collection Account and allocated therefor,
Investor Finance Charge Collections received since the beginning of the preceding Business
Day shall be retained in the Collection
Account until such amount is then on deposit;
(xi) eleventh, the balance, if any, of the Investor Finance Charge Collections received since the beginning of the preceding Business
Day (after making the allocations described in paragraphs (i) through (x) above) shall be distributed to the Depositor for application in accordance with the Receivables Purchase
Agreement.
          (d)  Allocation of Principal Collections.  (i)
     At the beginning of each Allocation Day, the Servicer shall allocate the FBC Principal
     Collections for such day as follows and in the following priorities:

     (A)  if such Allocation Day occurs during
     the Revolving Period:

               (1)  first, unless an amount equal to the
          amount of all unreimbursed FBC Investor Charge-
          Offs is then on deposit in the Collection
          Account and allocated therefor (to the extent not already funded from Investor Finance
          Charge Collections or amounts reallocated from Subordinated Principal Collections pursuant to
          Section 4.1(d)(ii)(A)(2)), FBC Principal
          Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC Investor Charge-Offs;

(2)  second, unless an amount equal to the
portion of the Investor Default Amount
allocable to the Fixed Base Invested Amount is then on deposit in the Collection Account as the Investor Default Holdback Amount or from reallocated Subordinated Principal Collections pursuant to Section 4.1(d)(ii)(A)(3), FBC
Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;
(3)  third, if pursuant to Section 4.6(a)
hereof an amount is required to be deposited in the Retained Amount Account on such day, FBC Principal Collections received since the beginning of the preceding Business Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit and
(2) the FBC Allocation Percentage for such
Allocation Day, and (y) the balance, if any, of FBC Principal Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account and deposited in the Retained Amount Account;
and
(4)  fourth, the balance, if any, of FBC
Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs
(1), (2) and (3) above) shall be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement; or
     (B)  if such Allocation Day occurs during
     the Controlled Amortization Period:

               (1)  first, unless an amount equal to the
          Controlled Amortization Amount is then on deposit in the Collection Account and allocated therefor, FBC Principal Collections received since the beginning of the preceding
          Business Day shall be retained in the
          Collection Account until such amount is then on deposit;

               (2)  second, unless an amount equal to the
          amount of all unreimbursed FBC Investor Charge-
          Offs is then on deposit in the Collection
          Account and allocated therefor (to the extent not already funded from Investor Finance
          Charge Collections or amounts reallocated from Subordinated Principal Collections pursuant to
          Section 4.1(d)(ii)(B)(3)), FBC Principal
          Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;

(3)  third, unless an amount equal to the
portion of the Investor Default Amount
allocable to the Fixed Base Invested Amount
(to the extent not already funded from
Investor Finance Charge Collections or amounts reallocated from Subordinated Principal
Collections pursuant to Section
4.1(d)(ii)(B)(4), or to be funded from amounts on deposit in the Spread Account and available for allocation therefor pursuant to Section
4.7) is then on deposit in the Collection
Account and allocated therefor, FBC Principal
Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until such amount is then on deposit;
(4)  fourth, if pursuant to Section 4.6(a)
hereof, an amount is required to be deposited in the Retained Amount Account on such day from Investor Principal Collections, FBC
Principal Collections received since the beginning of the preceding Business Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit and
(2) the FBC Allocation Percentage for such
Allocation Day, and (y) the balance, if any, of FBC Principal Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account and deposited in the Retained Amount Account;
and
(5)  fifth, the balance, if any, of FBC
Principal Collections received since the beginning of the preceding Business Day (after making the allocations described in paragraphs
(1), (2), (3) and (4) above) shall be
distributed to the Depositor for application in accordance with the Receivables Purchase
Agreement; or
     (C)  if such Allocation Day occurs during
     an Early Amortization Period:

               (1)  first, unless an amount equal to the
          Fixed Base Certificate Balance is then on deposit in the Collection Account and allocated therefor, FBC Principal Collections received since the beginning of the preceding
          Business Day shall be retained in the
          Collection Account until such amount is then on deposit;

               (2)  second, unless an amount equal to the
          Make Whole Premium for the Related Collection
          Period (together with any Make Whole Premium
          previously due but not paid on a prior
          Distribution Date and any interest thereon at
          the FBC Interest Rate), is then on deposit in
          the Collection Account and allocated therefor
          (to the extent not already funded from
          Investor Finance Charge Collections or amounts
          reallocated from Subordinated Principal
          Collections  pursuant   to   Section
          4.1(d)(ii)(C)(5)), FBC Principal Collections received since the beginning of the preceding
          Business Day shall be retained in the
          Collection Account until such amount is then on deposit;

(3)  third, unless an amount equal to the
Subordinated Invested Amount is then on
deposit in the Collection Account and
allocated therefor, FBC Principal Collections received since the beginning of the preceding
Business Day shall be retained in the
Collection Account until such amount is then on deposit; and
(4)  fourth, the balance, if any, of FBC
Principal Collections received since the beginning of the preceding Business Day (after making the allocation described in paragraphs
(1), (2) and (3) above) shall be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement.
               (ii) At the beginning of each Allocation Day, the Servicer shall allocate the Subordinated
Principal Collections for such day as follows and in the following priorities:

     (A)  if such Allocation Day occurs during
     the Revolving Period:

               (1) first, unless an amount equal to the sum of the FBC Monthly Interest to accrue during the Related Interest Period, plus the amount of any FBC Carryover Interest for the Related Collection Period, is then on deposit in the Collection Account and allocated therefor (to the extent not already funded from Investor Finance Charge Collections or to be funded from amounts on deposit in the Spread Account and available for allocation therefor pursuant to Section 4.7), Subordinated Principal Collections received since the beginning of the preceding Business Day shall be reallocated as Investor Finance Charge
          Collections in the amount of any such
          deficiency;

(2)  second, unless an amount equal to the
amount of all unreimbursed FBC Investor
Charge-Offs is then on deposit in the
Collection Account and allocated therefor (to the extent not already funded from Investor
Finance Charge Collections), Subordinated
Principal Collections received since the beginning of the preceding Business Day shall be reallocated as FBC Principal Collections and retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC Investor Charge-Offs;
(3)  third, on the last day of each Collection
Period, Subordinated Principal Collections will be reallocated as Investor Finance Charge
Collections in the amount by which the
Investor Default Amount for such Collection
Period exceeds the sum of the amounts
allocated to the Investor Default Holdback
Amount (after giving effect to all allocations of Investor Finance Charge Collections) and amounts on deposit in the Spread Account and available for allocation therefor pursuant to
Section 4.7;
(4)  fourth, unless an amount equal to the
amount of all unreimbursed Subordinated
Investor Charge-Offs is then on deposit in the Collection Account and allocated therefor,
Subordinated Principal Collections received since the beginning of the preceding Business
Day shall be retained in the Collection
Account until the sum of such amounts equals the amount of all unreimbursed Subordinated
Investor Charge-Offs (to the extent not
already funded from Investor Finance Charge
Collections);
(5)  fifth, if pursuant to Section 4.6(a)
hereof an amount is required to be deposited in the Retained Amount Account on such day, Subordinated Principal Collections received since the beginning of the preceding Business
Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit and (2) the Subordinated Principal
Allocation Percentage for such Allocation Day, and (y) the balance, if any, of Subordinated
Principal Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account and deposited in the Retained Amount Account; and
(6)  sixth, the balance, if any, of
Subordinated Principal Collections received since the beginning of the preceding Business
Day (after making the allocations described in paragraphs (1), (2), (3), (4) and (5) above)
shall be distributed to the Depositor for application in accordance with the
Receivables Purchase Agreement; or
     (B)  if such Allocation Day occurs during
     the Controlled Amortization Period:

               (1) first, unless an amount equal to the sum of the FBC Monthly Interest to accrue during the Related Interest Period, plus the amount of any FBC Carryover Interest for the Related Collection Period is then on deposit in the Collection Account and allocated therefor (to the extent not already funded from Investor Finance Charge Collections or to be funded from amounts on deposit in the Spread Account and available for allocation therefor pursuant to Section 4.7), Subordinated Principal Collections received since the beginning of the preceding Business Day shall be reallocated as Investor Finance Charge
          Collections in the amount of any such
          deficiency.

               (2)  second, unless an amount equal to the
          Controlled Amortization Amount is then on deposit in the Collection Account and allocated therefor (to the extent not already funded from FBC Principal Collections),
          Subordinated Principal Collections received since the beginning of the preceding Business
          Day shall be reallocated as FBC Principal
          Collections in the amount of any such
          deficiency;

(3)  third, unless an amount equal to the
amount of all unreimbursed FBC Investor
Charge-Offs is then on deposit in the
Collection Account and allocated therefor (to
the extent not already funded from Investor
Finance Charge Collections), Subordinated
Principal Collections received since the
beginning of the preceding Business Day shall
be reallocated as FBC Principal Collections
and retained in the Collection Account until
the sum of such amounts equals the amount of
all unreimbursed FBC Investor Charge-Offs;
(4)  fourth, on the last day of each
Collection Period, Subordinated Principal
Collections will be reallocated as Investor
Finance Charge Collections in the amount by
which any Investor Default Amounts allocable
to the Fixed Base Invested Amount for such
Collection Period exceeds the sum of the
amount of Investor Finance Charge Collections
allocated thereto (i.e. the Investor Default
Holdback Amount) and amounts on deposit in the
Spread Account and available for allocation
therefor pursuant to Section 4.7 to fund such
deficiency;
(5)  fifth, if pursuant to Section 4.6(a)
hereof an amount is required to be deposited
in the Retained Amount Account on such day,
Subordinated Principal Collections received
since the beginning of the preceding Business
Day shall be withdrawn from the Collection
Account in an amount equal to the lesser of
(x) the product of (1) the amount of such
required deposit and (2) the Subordinated
Principal Allocation Percentage for such
Allocation Day, and (y) the balance, if any,
of Subordinated Principal Collections received
since the beginning of the preceding Business
Day, and deposited in the Retained Amount
Account;
(6)  sixth, unless an amount equal to the
amount of all unreimbursed Subordinated
Investor Charge-Offs is then on deposit in the
Collection Account and allocated therefor (to
the extent not already funded from Investor
Finance Charge Collections), Subordinated
Principal Collections received since the
beginning of the preceding Business Day shall
be retained in the Collection Account until
the sum of such amounts equals the amount of
all unreimbursed Subordinated Investor
Charge-Offs;
               (7)   seventh, unless an amount
          equal  to  the amount by  which  the
          Investor  Default  Amount  for  such
          Collection Period exceeds the sum of
          the   amount  of  Investor   Finance
          Charge Collections allocated thereto
          (i.e.  the Investor Default Holdback
          Amount)  and amounts on  deposit  in
          the Spread Account and available for
          allocation   therefor  pursuant   to
          Section  4.7 is then on  deposit  in
          the Collection Account and allocated
          therefor  (without  duplication   of
          reallocations    of     Subordinated
          Principal  Collections  pursuant  to
          clause   (4)   above),  Subordinated
          Principal Collections received since
          the   beginning  of  the   preceding
          Business Day shall be reallocated as
          Investor  Finance Charge Collections
          in    the   amount   of   any   such
          deficiency; and

               (8)   eighth,  the balance,  if
          any,   of   Subordinated   Principal
          Collections   received   since   the
          beginning of the preceding  Business
          Day  (after  making the  allocations
          described  in paragraphs  (1),  (2),
          (3),  (4),  (5), (6) and (7)  above)
          shall   be   distributed   to    the
          Depositor    for   application    in
          accordance   with  the   Receivables
          Purchase Agreement; or

     (C)  if such Allocation Day occurs during
     an Early Amortization Period:

               (1) first, Subordinated Principal Collections will be reallocated as Investor Finance Charge Collections in the amount by which the sum of FBC Monthly Interest to accrue during the Related Interest Period, plus the amount of any FBC Carryover Interest for the Related Collection Period exceeds amounts on deposit in the Collection Account in respect thereof
          (after first giving effect to all allocations of Investor Finance Charge Collections and amounts on deposit in the Spread Account and available for allocation therefor pursuant to
          Section 4.7);

               (2)  second, unless an amount equal to the
          amount of all unreimbursed FBC Investor
          Charge-Offs is then on deposit in the
          Collection Account and allocated therefor (to the extent not already funded from Investor
          Finance Charge Collections), Subordinated
          Principal Collections received since the beginning of the preceding Business Day shall be reallocated as FBC Principal Collections and retained in the Collection Account until the sum of such amount equals the amount of all unreimbursed FBC Investor Charge-Offs;

(3)  third, unless an amount equal to the
amount of any Investor Default Amounts
allocable to the Fixed Base Invested Amount is then on deposit in the Collection Account and allocated therefor (to the extent not already funded from Investor Finance Charge
Collections or to be funded from amounts on deposit in the Spread Account and available for allocation therefor pursuant to Section
4.7), Subordinated Principal Collections received since the beginning of the preceding
Business Day shall be reallocated as Investor
Finance Charge Collections in the amount of any such deficiency;
(4)  fourth, Subordinated Principal
Collections will be reallocated as FBC
Principal Collections in the amount by which the Fixed Base Certificate Balance exceeds amounts on deposit in the Collection Account in respect thereof (after first giving effect to all allocations of FBC Principal
Collections);
(5)  fifth, if amounts are required to be
allocated pursuant to Section 4.1(c)(vi), unless an amount equal to the Make Whole
Premium for the Related Collection Period
(together with any Make Whole Premium
previously due but not paid on a prior
Distribution Date, plus interest thereon at the FBC Interest Rate) is then on deposit in the Collection Account and allocated therefor
(to the extent not already funded from
Investor Finance Charge Collections),
Subordinated Principal Collections received since the beginning of the preceding Business
Day shall be reallocated as Investor Finance
Charge Collections in the amount of any such deficiency;
(6)  sixth, unless an amount equal to the
amount of all unreimbursed Subordinated
Investor Charge-Offs is then on deposit in the Collection Account and allocated therefor (to the extent not already funded from Investor
Finance Charge Collections), Subordinated
Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed Subordinated Investor
Charge-Offs; and
(7)  seventh, the balance, if any, of
Subordinated Principal Collections received since the beginning of the preceding Business
Day (after making the allocations described in paragraphs (1), (2), (3), (4), (5) and (6)
above) shall (I) so long as the Subordinated
Invested Amount is greater than zero, be retained in the Collection Account until an amount equal to the Subordinated Invested
Amount is on deposit therein, and (II) if the Subordinated Invested Amount is zero, be distributed to the Depositor.
          (e) Investor Default Holdback Amount. On the last day of each Collection Period, the Servicer shall direct the Trustee in writing to apply the Investor Default Holdback Amount retained in the Collection Account during such Collection Period as follows: an amount equal to the Investor Default Amount for such Collection Period shall be reallocated as FBC
     Principal Collections and applied pursuant to
     Section 4.1(d)(i).  To the extent the Investor
     Default  Holdback Amount for the  related
     Collection Period exceeds the related Investor
     Default Amount for such Collection Period, the excess Investor Default Holdback Amount shall be deemed to be Investor Finance Charge
     Collections available for application pursuant to Section 4.1(c).

          (f)  Distributions.

               (i)  On or before each Determination Date, the
     Servicer shall provide written directions to
     the  Trustee  directing  the  Trustee  to
     distribute    to    the    Fixed     Base
     Certificateholders   on   the   following
     Distribution Date from amounts on deposit in the Collection Account:

               (A)  if such Determination Date
          relates to a Collection Period  that
          commences   during   the   Revolving
          Period (and during or prior to which
          no Early Amortization Event occurs),
          an  amount equal to the sum  of  the
          amounts,  if  any, retained  in  the
          Collection   Account   during    the
          Related Collection Period in respect
          of   the   Fixed  Base  Certificates
          pursuant to Section 4.1(c)(iii)  and
          4.1(d)(ii)(A)(1); or

               (B)  if such Determination Date
          relates to a Collection Period  that
          commences  after the termination  of
          the Revolving Period (and during  or
          prior to which no Early Amortization
          Event  occurs), an amount  equal  to
          the  sum  of  the amounts,  if  any,
          retained  in the Collection  Account
          during the Related Collection Period
          in   respect   of  the  Fixed   Base
          Certificates  pursuant  to  Sections
          4.1(c)(iii),              4.1(c)(v),
          4.1(d)(i)(B)(1),    4.1(d)(i)(B)(2),
          4.1(d)(ii)(B)(1),  4.1(d)(ii)(B)(2),
          4.1(d)(ii)(B)(3) and 4.1(e) (to  the
          extent  allocated to amounts payable
          to        the       Fixed       Base
          Certificateholders); or

               (C)  if such Determination Date
          relates to a Collection Period  that
          commences after the occurrence of an
          Early  Amortization Event or  during
          which  an  Early Amortization  Event
          occurs, (1) an amount equal  to  the
          sum of the amounts, if any, retained
          in the Collection Account during the
          Related Collection Period in respect
          of   the   Fixed  Rate  Certificates
          pursuant  to  Sections  4.1(c)(iii),
          4.1(c)(v),             4.1(c)(viii),
          4.1(d)(i)(C)(1),    4.1(d)(i)(C)(2),
          4.1(d)(ii)(C)(1),   4.1(d)(ii)(C)(2)
          and  4.1(d)(ii)(C)(4) and 4.1(e) (to
          the   extent  allocated  to  amounts
          payable    to    the   Fixed    Base
          Certificateholders);

               (ii) On or before each Determination Date, the Servicer shall provide written directions to the Trustee directing the Trustee to distribute to the Servicer on the following
     Distribution Date from amounts on deposit in the Collection Account, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related
     Collection  Period pursuant  to  Sections
     4.1(c)(ii) and 4.1(c)(ix); provided, however, so long as Gottschalks is the Servicer, the Trustee shall first deduct from any amount payable to the Servicer pursuant to this paragraph an amount equal to the sum of (i) any accrued but unpaid trustee's fees owed to it pursuant to Section 11.05 of the Agreement and (ii) any accrued but unpaid fees of the Standby Servicer, but in no event in excess of the Monthly Senior Servicing Fee;

               (iii)     On or before each Determination Date
     that  occurs during an Early Amortization
     Period, the Servicer shall provide written
     directions  to the Trustee directing  the
     Trustee to distribute to the Subordinated
     Certificateholder   on   the    following
     Distribution Date from amounts on deposit in
     the Collection Account an amount equal to the
     sum of the amounts, if any, retained in the
     Collection  Account  during  the  Related
     Collection  Period  in  respect  of   the
     Subordinated Certificates pursuant to Section
     4.1(d)(ii)(C)(7);

               (iv) On each Distribution Date, the Servicer shall provide written instructions to the Trustee directing the Trustee to distribute all amounts retained in the Collection Account pursuant to Section 4.1(c)(i) or Section
     4.1(c)(x) that are necessary to cover any expenses referred to in Section 4.1(c)(i); and

(v)  On each Distribution Date, the Servicer
shall provide written instructions to the Trustee directing the Trustee to distribute all amounts retained in the Collection Account pursuant to Section 4.1(c) and Section 4.1(d) and not required for any other purpose hereunder to the Depositor for application in accordance with the Receivables Purchase
Agreement.
          (g)  Other Amounts.  The withdrawals to be
     made from the Collection Account pursuant to this Section 4.1 do not apply to deposits into the Collection Account that do not represent
     Collections, including proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.02 or Section 12.02 of the Agreement, which shall be distributable pursuant to the priorities set forth in
     Article IX hereof.

          SECTION 4.2.   Determination of FBC Monthly
Interest. The amount of monthly interest (FBC
Monthly  Interest)  distributable  from   the
Collection  Account (or, in the  case  of  the
first  Distribution Date, from the Capitalized
Interest  Account) with respect to  the  Fixed
Base  Certificates  on any  Distribution  Date
shall be an amount equal to one-twelfth of the
product  of  (i)  the Fixed  Base  Certificate
Balance  as  of the close of business  on  the
first  day  of the Related Collection  Period,
and  (ii) the FBC Interest Rate; provided that
in the case of the initial Interest Period the
FBC Monthly Interest shall be $496,456.89.  On
the    Determination   Date   preceding   each
Distribution   Date,   the   Servicer    shall
determine the excess, if any, of (x)  the  sum
of   FBC  Monthly  Interest  for  the  Related
Interest Period, plus the amount, if  any,  of
the  FBC Interest Shortfall which was due  but
not paid on the prior Distribution Date (which
amount,  as  of the first Determination  Date,
shall be zero) over (y) the amount which  will
be  available to be distributed to the Holders
of   the  Fixed  Base  Certificates  on   such
Distribution Date in respect thereof  pursuant
to  this  Series Supplement (such excess,  the
FBC   Interest  Shortfall).   If,   on   any
Distribution Date, the FBC Interest  Shortfall
is  greater  than  zero,  then  an  additional
amount  (FBC Additional Interest)  shall  be
payable  as  provided herein with  respect  to
Fixed  Base  Certificates on each Distribution
Date following such Distribution Date, to  but
excluding  the Distribution Date on which  the
FBC  Interest Shortfall is paid to the Holders
of  the  Fixed Base Certificates, in an amount
equal  to the product of (i) such FBC Interest
Shortfall  (or the portion thereof  which  has
not   previously  been  paid  to  Fixed   Base
Certificateholders)  and (ii)  one-twelfth  of
the   FBC   Interest  Rate.    Notwithstanding
anything   to   the   contrary   herein,   FBC
Additional   Interest   shall   be   paid   or
distributed on Fixed Base Certificates only to the extent permitted by applicable law.

          SECTION 4.3.   Determination of FBC Monthly
Principal.   The  amount of monthly  principal
(FBC  Monthly Principal) distributable  from
the  Collection  Account with respect  to  the
Fixed  Base  Certificates on each Distribution
Date  prior to the Distribution Date  relating
to  the  first  Collection Period  during  the
Controlled Amortization Period or during which
an  Early  Amortization Event occurs shall  be
zero.   The  amount  of FBC Monthly  Principal
distributable from the Collection Account with
respect to the Fixed Base Certificates on each
Distribution   Date   commencing   with    the
Distribution  Date  relating  to   the   first
Collection   Period  during   the   Controlled
Amortization Period or during which  an  Early
Amortization Event occurs shall be the  lesser
of  (a)  FBC  Principal Collections (including
Investor     Finance    Charge    Collections,
Subordinated Principal Collections, amounts on
deposit  in  the Spread Account and  allocated
therefor  pursuant to Section 4.7 and  amounts
on  deposit  in  the Retained  Amount  Account
reallocated  as FBC Principal Collections)  on
deposit   in   the  Collection   Account   and
allocated  thereto  on such Distribution  Date
and (b) either (i) prior to the occurrence  of
an   Early  Amortization  Event  during   such
Related Collection Period, the sum of (A)  the
Controlled  Amortization Amount  and  (B)  the
amount  of  unreimbursed FBC Investor  Charge-
Offs  as  of such Distribution Date,  or  (ii)
following   the   occurrence   of   an   Early
Amortization   Event   during   such   Related
Collection  Period, the Fixed Base Certificate
Balance.

          SECTION 4.4.   Series Accounts.  (a) The
Servicer,    for    the   benefit    of    the
Certificateholders,   shall   establish    and
maintain in the name of the Trustee, on behalf
of  the Trust, (i) an Eligible Deposit Account
(the  Capitalized Interest  Account),  which
shall   be   identified  as  the  Capitalized
Account  for  Gottschalks Credit  Card  Master
Trust,   Series  1999-1,  (ii)  an   Eligible
Deposit   Account   (the   Retained    Amount
Account),  which shall be identified  as  the
Retained   Amount  Account  for   Gottschalks
Credit Card Master Trust, Series 1999-1,  and
(iii) an Eligible Deposit Account (the Spread
Account),  which shall be identified  as  the
Spread  Account for Gottschalks  Credit  Card
Master  Trust, Series 1999-1.   Each  of  the
Capitalized  Interest  Account,  the  Retained
Amount  Account and the Spread  Account  shall
bear a designation clearly indicating that the
funds  deposited  therein  are  held  for  the
benefit   of   the  Certificateholders.    The
Capitalized  Interest  Account,  the  Retained
Amount  Account  and  the Spread  Account  are
referred  to herein individually as a  Series
Account    and   collectively   as    Series
Accounts.

          (b)  At the written direction of the Servicer,
     funds on deposit in any Series Account shall
     be  invested  by the Trustee in  Eligible
     Investments selected by the Servicer that will
     mature no later than the date on which such
     funds are expected to be withdrawn from such
     Series Account.  All such Eligible Investments
     shall be held by the Trustee for the benefit
     of the Certificateholders.  All interest and
     other investment earnings (net of losses and
     investment expenses) of funds on deposit in
     the Series Accounts shall be deposited in the
     Collection Account and shall be treated by the
     Servicer   as  Investor  Finance   Charge
     Collections.  In no event shall the Trustee be
     liable for the selection of investments or for
     investment losses incurred thereon.   The
     Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any such investment prior to its stated maturity or the failure of the party directing such investment to provide timely written investment direction. The Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction.

          (c) The Capitalized Interest Account shall be maintained until all amounts on deposit therein have been applied in accordance with
     Section 4.5 hereof.  The Retained  Amount
     Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section 4.6(e) or (f) hereof.
     The Spread Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section 4.7(c) hereof and the Fixed Base Certificate Balance has been reduced to zero.

(d)  The Trustee shall possess all right,
title and interest in and to all funds on
deposit from time to time in, and all Eligible
Investments credited to, the Series Accounts
and in all proceeds thereof.  Each Series
Account shall be under the sole dominion and
control of the Trustee for the benefit of the
Certificateholders.  If, at any time, any
Series Account ceases to be an Eligible
Deposit Account the Servicer shall within 10
Business Days (or such longer period, not to
exceed 30 calendar days, as to which each
Rating Agency may consent) instruct the
Trustee to establish a new Series Account
meeting the conditions specified in subsection
(a) above as an Eligible Deposit Account and
shall transfer any cash and/or any investments
to such new Series Account.  Neither the
Depositor, the Servicer nor any person or
entity claiming by, through or under the
Depositor, the Servicer or any such person or
entity shall have any right, title or interest
in, or any right to withdraw any amount from,
any Series Account, except as expressly
provided herein.  Schedule 1 hereto, which is
hereby incorporated into and made part of this
Series Supplement, identifies the Series
Accounts by setting forth for each such
account the account number of such account,
the account designation of such account and
the name of the institution with which such
account has been established.  If a substitute
Series Account is established pursuant to this
Section 4.4, the Servicer shall provide to the
Trustee an amended Schedule 1, setting forth
the relevant information for such substitute
Series Account.
(e)  The Servicer shall maintain a ledger for
the Retained Amount Account and shall record
in such ledger the Investor Component and the
Exchangeable Component of each deposit made by
the Trustee to, and each withdrawal by the
Trustee from, the Retained Amount Account.
The Servicer shall also maintain a ledger for
the Spread Account and shall record in such
ledger each deposit made by the Trustee to,
and withdrawal by the Trustee from, the Spread
Account.
(f)  Pursuant to the authority granted to the
Servicer in Section 3.01(a) of the Agreement,
the Servicer shall have the power, revocable
by the Trustee, to instruct the Trustee to
make withdrawals and payments from the Series
Accounts for the purposes of carrying out the
Servicer's or the Trustee's duties hereunder.
          (g)  The Trustee hereby confirms that (i) the
     Trustee  is acting, with respect  to  the
     establishment and maintenance  of  Series
     Accounts, as a "securities intermediary" as
     defined in Section 8-102 of the UCC or the
     corresponding Section of the UCC  in  the
     applicable  State (in such capacity,  the
     Securities  Intermediary),   (ii)   has
     established each Series Account as a "securities account" as such term is defined in Section 8-501(a) of the UCC, (iii) the Securities Intermediary shall, subject to the terms of this Agreement, treat the Trustee as entitled to exercise the rights that comprise any financial asset credited to any Series
     Account, and (iv) all securities or other property underlying any financial assets credited to any Series Account shall be registered in the name of the Securities
     Intermediary, endorsed to the  Securities
     Intermediary or in blank and in no case will any financial asset credited to any Series
     Account be registered in the name of any other person, payable to the order of any other person, or specially endorsed to any other person, except to the extent the foregoing have been specially endorsed by the Depositor to the Trustee.

(h)  The Trustee hereby agrees that any Series
Account and each item of property (whether
investment property, financial asset, security
or instrument), other than cash, credited to
any Series Account shall be treated as a
"financial asset" within the meaning of
Section 8-102(A)(9) of the UCC or the
corresponding Section of the UCC in the
applicable State.
(i)  If at any time the Securities
Intermediary shall receive an "entitlement
order" (within the meaning of Section 8-
102(A)(8) of the UCC or the corresponding
Section of the UCC in the applicable State
issued by the Trustee and relating to any
Series Account, the Securities Intermediary
shall comply with such entitlement order
without further consent by any other person.
The Trustee hereby agrees only to issue
entitlement orders at the written direction of
the Servicer.  The Securities Intermediary
shall have no obligation to act, and shall be
fully protected in refraining from acting, in
respect of the financial assets credited to
any Series Account in the absence of such an
entitlement order.
(j)  In the event that the Securities
Intermediary has or subsequently obtains by
agreement, operation of law or otherwise a
security interest in the Securities Accounts,
or any security entitlement credited thereto,
the Securities Intermediary hereby agrees that
such security interest shall be subordinate to
the security interest of the Trustee.  The
financial assets and other items deposited to
the Series Accounts (or any other securities
account maintained in the name of the
Securities Intermediary for the benefit of the
Trustee) will not be subject to deduction, set-
off, banker's lien, or any other right in
favor of any person other than the Trustee.
(k)  The Trustee, in such capacity, has not
entered into and, until termination of this
Agreement, will not enter into, any agreement
with any other person relating to any Series
Account, or any financial assets credited
thereto pursuant to which it has agreed or
will agree to comply with entitlement orders
(as defined in Section 8-102(a)(8) of the UCC
or the corresponding Section of the UCC in the
applicable State) of such person.   No
financial asset will be registered in the name
of the Trustee, in such capacity, payable to
its order, or specially endorsed to it, except
to the extent such financial asset has been
endorsed to the Securities Intermediary or in
blank.
          SECTION 4.5.   Capitalized Interest Account.
On the Closing Date, the Trustee shall deposit
in  the Capitalized Interest Account from  the
proceeds  of  the  sale  of  the  Fixed   Base
Certificates   and   certain   other   amounts
collected in respect of the Receivables  prior
to the Cut-Off Date an amount equal to the FBC
Monthly Interest that will have accrued and be
due  and  payable to the Holders of the  Fixed
Base  Certificates  on the first  Distribution
Date (as determined by the Servicer).  On  the
first  Distribution Date, the  Servicer  shall
direct the Trustee in writing to withdraw from
the    Capitalized   Interest   Account    for
distribution to the Holders of the Fixed  Base
Certificates  an  amount  equal  to  the   FBC
Monthly Interest that is due and payable on such Distribution Date.

          SECTION 4.6.   Retained Amount Account.  The
Servicer shall direct the Trustee in writing to deposit amounts in, and withdraw amounts from, the Retained Amount Account as follows:

          (a)  Deposits into Retained Amount Account.

               (i)   If  on  any Business  Day
     before   the  occurrence  of   an   Early
     Amortization  Event, the Required  Series
     Pool  Balance  exceeds  the  Series  Pool
     Balance,  as and to the extent set  forth
     in   Section   4.1(d)   hereof   Investor
     Principal  Collections will be  deposited
     into  the  Retained Amount Account  until
     the  sum  of the Series Pool Balance  and
     the    amount   of   Investor   Principal
     Collections  then  on  deposit   in   the
     Retained  Amount Account  (the  Investor
     Component of the balance of the Retained
     Amount   Account)  equals  the   Required
     Series Pool Balance on such date.

               (ii)  If  on  any Business  Day
     during a Collection period that commences
     before   the  occurrence  of   an   Early
     Amortization    Event,    the    Required
     Exchangeable Certificate Amount  on  such
     day  exceeds  the sum of the Exchangeable
     Holder's  Interest, the aggregate  amount
     of  Eligible  Past  Due  Receivables  and
     Retained  Exchangeable  Amounts  then  on
     deposit  in the Retained Amount  Account,
     the Trustee shall, in accordance with the
     written   directions  of  the   Servicer,
     deposit  into the Retained Amount Account
     from  amounts otherwise distributable  to
     the    holder    of   the    Exchangeable
     Certificate  the amount  of  such  excess
     (the   aggregate   of  the   amounts   so
     deposited   into   the  Retained   Amount
     Account   on   any  Business   Day,   the
     Retained Exchangeable Amount).

          (b)  Withdrawals of Excess Amounts from
     Retained Amount Account.

               (i)   If  on  any Business  Day
     before   the  occurrence  of   an   Early
     Amortization Event, the sum of the Series
     Pool  Balance and the Investor  Component
     of  amounts  on deposit in  the  Retained
     Amount   Account  exceeds  the   Required
     Series Pool Balance, the Trustee will, in
     accordance with the written directions of
     the   Servicer,  withdraw  the   Investor
     Component of funds in the Retained Amount
     Account  up to the amount of such  excess
     and   distribute  such  amount   to   the
     Depositor.

               (ii)  If  on  any Business  Day
     before   the  occurrence  of   an   Early
     Amortization  Event,  the  sum   of   the
     Exchangeable   Holder's   Interest,   the
     aggregate  amount  of Eligible  Past  Due
     Receivables   and  Retained  Exchangeable
     Amounts  then on deposit in the  Retained
     Amount   Account  exceeds  the   Required
     Exchangeable  Certificate   Amount,   the
     Trustee  will,  in  accordance  with  the
     written   directions  of  the   Servicer,
     withdraw the Retained Exchangeable Amount up to the amount of such excess and distribute such amount to the holder of the Exchangeable Certificate.

          (c)  Withdrawals Following Termination of
     Revolving Period.

               (i)   On each Distribution Date
     relating  to  a  Collection  Period  that
     commences  after the termination  of  the
     Revolving Period (and during or prior  to
     which   no   Early   Amortization   Event
     occurs), the Trustee shall, in accordance
     with   the  written  directions  of   the
     Servicer,  withdraw  from  the   Investor
     Component  of amounts on deposit  in  the
     Retained  Amount Account the  portion  of
     any Controlled Amortization Amount or any
     Investor Default Amount allocable to  the
     Fixed  Base  Invested Amount pursuant  to
     Section  4.9  that  is  not  funded  from
     Investor   Finance  Charge   Collections,
     amounts  on deposit in the Spread Account
     and   allocated  therefor   pursuant   to
     Section    4.7,   reductions    of    the
     Subordinated    Invested    Amount,    or
     reallocations  of Subordinated  Principal
     Collections   and  shall   deposit   such
     amounts in the Collection Account as  FBC
     Principal   Collections  for  application
     pursuant  to  Section 4.1(d)(i)  to  make
     payment on such Distribution Date of such
     amounts to the Holders of the Fixed  Base
     Certificates or release to the  Depositor
     for    application   pursuant   to    the
     Receivables Purchase Agreement.   On  the
     Distribution Date relating to  the  first
     Collection Period during which  an  Early
     Amortization   Event  occurs   or   which
     commences  after  the  occurrence  of  an
     Early  Amortization  Event,  the  Trustee
     shall  withdraw, in accordance  with  the
     written  directions of the Servicer,  the
     Investor Component of amounts on  deposit
     in   the  Retained  Amount  Account   and
     deposit  such  funds into the  Collection
     Account as FBC Principal Collections for application pursuant to Section 4.1(d) and for distribution on such Distribution
     Date.

               (ii)  On  the  earlier  of  the
     Distribution Date on which the Fixed Base
     Certificate Balance in reduced to zero or
     the  August 2006 Distribution  Date,  the
     Trustee  shall,  in accordance  with  the
     written   directions  of  the   Servicer,
     withdraw,   the   Retained   Exchangeable
     Amount  on deposit in the Retained Amount
     Account and distribute such amount to the holder of the Exchangeable Certificate.

          (d)  Withdrawals upon Series Termination or
     Payment in Full of Fixed Base Certificates.
     At the close of business of the Servicer on the earlier of (i) the Series Termination Date and (ii) the date on which the Fixed Base
     Certificate Balance has been reduced to zero, the balance, if any, remaining in the Retained
     Amount Account shall be withdrawn and transferred to the Depositor.

          SECTION 4.7.   Spread Account.

          (a)  If on any Determination Date the Servicer
     determines that a Deficiency Amount exists,
     the Servicer shall direct the Trustee  in
     writing to withdraw from the Spread Account
     and deposit in the Collection Account on the
     Related Distribution Date an amount equal to
     the  lesser  of  (i) the amount  of  such
     Deficiency Amount less, during the Controlled
     Amortization Period, any amounts deposited in
     the Collection Account pursuant to Section
     4.6(c), and (ii) the balance of the Spread
     Account.   Amounts  so deposited  in  the
     Collection Account shall be set aside therein to fund (in whole or part) the amount of any such Deficiency Amount. In the event that a withdrawal is made from the Spread Account on any Determination Date and the amount of such withdrawal is less than the Deficiency Amount calculated on such Determination Date, then the amount withdrawn shall be applied in the following priority, first, against the amounts described in clause (i)(A) of the definition of Deficiency Amount, second, against the amounts described in clause (i)(B) of the definition of Deficiency Amount, third, against the amounts described in clause (i)(C) of the definition of Deficiency Amount, and fourth, against the amounts described in clause (i)(D) of the definition of Deficiency
     Amount.

(b)  On any Determination Date relating to a
Collection Period that commences after the
termination of the Revolving Period (and
during or prior to which no Early Amortization
Event occurs), following the applications made
pursuant to clause (a) above, the Servicer
shall direct the Trustee in writing (i.e. in
the Distribution Date Statement and by the
following provisions) to reallocate from
amounts remaining on deposit in the Spread
Account as FBC Principal Collections and
deposit into the Collection Account on the
related Distribution Date the amount by which
the Controlled Amortization Amount due on the
Related Distribution Date exceeds amounts
allocated therefor pursuant to Sections
4.1(d), 4.1(e), and 4.9.  On any Determination
Date relating to a Collection Period during
which an Early Amortization Event occurs,
following the applications made pursuant to
clause (a) above, the Servicer shall direct
the Trustee in writing (i.e. in the
Distribution Date Statement and by the
following provisions) to reallocate amounts
remaining on deposit in the Spread Account as
FBC Principal Collections and deposit into the
Collection Account on the related Distribution
Date (i) the amount by which the Fixed Base
Certificate Balance on the Related
Distribution Date exceeds amounts allocated
therefor, pursuant to Sections 4.1(d), 4.1(e),
and 4.9 and (ii) the amount by which any Make
Whole Premium due on the Related Distribution
Date (plus interest accrued thereon, to the
extent lawful, at the FBC Interest Rate)
exceeds amounts allocated therefor, and,
thereafter, any remaining amounts on deposit
in the Spread Account will be applied to fund
the remaining unfunded amounts described in
Section 4.1(c), in the order of priorities set
forth therein.
(c)  A Spread Account Trigger shall be cured
if no Early Amortization Events have occurred
and (i) on or prior to the Distribution Date
in August 2002, all Spread Account Triggers
have been complied with for three consecutive
months or (ii) after the Distribution Date in
August 2002, all Spread Account Triggers have
been complied with for six consecutive months.
Promptly after a Spread Account Trigger has
been cured, the Servicer shall give written
notice of such cure to the Trustee.
(d)  If a Spread Account Trigger has been
cured, all funds retained in the Spread
Account will be reallocated as Investor
Finance Charge Collections and applied
pursuant to the priorities set forth in
Section 4.1(c); provided, however, that (a) if
a Spread Account Trigger is cured following
the commencement of a Controlled Amortization
Period, funds retained in the Spread Account
will be transferred to the Collection Account
on the related Distribution Date and applied
to cover any Deficiency Amount and then in
reduction of the Fixed Base Certificate
Balance, to the extent of any unpaid
Controlled Amortization Amount then due and
any unreimbursed Investor Charge-Offs
allocated thereto, and then to fund the
remaining unfunded amounts described in
Section 4.1(c), in the order of priorities set
forth therein, and (b) if an Early
Amortization Event occurs prior to any such
cure, any remaining amounts on deposit in the
Spread Account will be transferred to the
Collection Account on the related Distribution
Date and applied on such date to cover any
Deficiency Amount and then in reduction of the
Fixed Base Certificate Balance until on such
date it is reduced to zero and, thereafter, to
fund any accrued and unpaid Make Whole Premium
(together with interest thereon, to the extent
lawful, at the FBC Interest Rate), and then to
fund the remaining unfunded amounts described
in Section 4.1(c), in the order of priorities
set forth therein.
(e)  On the earlier of the August 2006
Distribution Date or the Distribution Date on
which the Fixed Base Certificate Balance is
reduced to zero, any amounts remaining on
deposit in the Spread Account after all of the
foregoing applications have been made will be
applied to cover any accrued and unpaid Make
Whole Premium (plus interest thereon at the
FBC Interest Rate).  Thereafter, any amounts
remaining on deposit in the Spread Account
will be applied to reduce the Subordinated
Invested Amount to zero and the balance, if
any, will be released to the Depositor..
          SECTION 4.8.   Deficiency Amount.  On each
Determination   Date,   the   Servicer   shall
determine whether a Deficiency Amount  exists.
In the event the Deficiency Amount for such Distribution Date is greater than zero, the Servicer shall give the Trustee written notice thereof on the date of computation, and shall give the Trustee the direction specified in
Section 4.7.

          SECTION 4.9.   Investor Charge-Offs.  (a) On
each  Distribution Date, the Trustee will,  in
accordance with the written directions of  the
Servicer, apply the Investor Default  Holdback
Amount to fund any Investor Default Amount  as
set  forth in Section 4.1(e).  Thereafter, the
Trustee  will, in accordance with the  written
directions   of   the   Servicer,   fund   any
Deficiency  Amount  that  represents  Investor
Default  Amounts  not funded by  the  Investor
Default   Holdback  Amount  from  amounts   on
deposit  in  the Spread Account and  allocated
therefor pursuant to Section 4.7.  Thereafter,
the  Subordinated  Invested  Amount  shall  be
reduced   by  the  amount  of  any   remaining
Investor  Default Amount for such Distribution
Date  (a  Subordinated Reduction).   In  the
event  that  a  Subordinated  Reduction  would
cause the Subordinated Invested Amount to be a
negative  number,  the  Subordinated  Invested
Amount  shall instead be reduced to zero,  and
the  Fixed  Base  Invested  Amount  shall   be
reduced  (not below zero) by the amount  which
the  Subordinated Invested Amount  would  have
been  reduced below zero, except to the extent
that    there   are   Subordinated   Principal
Collections  available  to  fund  such  amount
pursuant to Section 4.1(d)(ii) or amounts  are
available  to  be withdrawn from the  Investor
Component  of  amounts  on  deposit   in   the
Retained  Amount  Account and applied  thereto
(such  reduction  to the Fixed  Base  Invested
Amount, a FBC Investor Charge-Off).

           FBC  Investor Charge-Offs shall  be
reimbursed and the Fixed Base Invested  Amount
shall   thereupon  be  increased  during   the
Revolving  Period or any related  Distribution
Date  (but not by an amount in excess  of  the
aggregate  FBC Investor Charge-Offs),  or  the
Fixed Base Certificate Balance reduced without
corresponding  reduction  in  the  Fixed  Base
Invested    Amount   to   the   extent    such
reimbursements   are  made  by   payments   of
principal  to  the Holders of the  Fixed  Base
Certificates on any Distribution Date pursuant
to  Section 4.1(f)(i)(B) or (C), by the amount
of   Investor   Finance   Charge   Collections
reallocated  as FBC Principal Collections  for
that  purpose  pursuant to Section  4.1(c)(v),
from    Subordinated   Principal   Collections
retained in the Collection Account pursuant to
Sections   4.1(d)(ii)(A)(2),  4.1(d)(ii)(B)(3)
and  4.1(d)(ii)(C)(2) hereof, from withdrawals
of   the  Investor  Component  of  amounts  on
deposit  in  the Retained Amount Account,  and
from FBC Principal Collections retained in the
Collection   Account  pursuant   to   Sections
4.1(d)(i)(A)(1) and 4.1(d)(i)(B)(2).

              (b)     Subordinated    Investor
Charge-Offs.    Subordinated  Reductions   and
amounts  withdrawn from Subordinated Principal
Collections      pursuant     to      Sections
4.1(d)(ii)(A)(1),            4.1(d)(ii)(A)(2),
4.1(d)(ii)(B)(1),            4.1(d)(ii)(B)(2),
4.1(d)(ii)(B)(3),            4.1(d)(ii)(C)(1),
4.1(d)(ii)(C)(2)   and  4.1(d)(ii)(C)(4)   are
collectively    referred    to    herein    as
Subordinated      Investor      Charge-Offs.
Subordinated Investor Charge-Offs will  result
in  a  reduction in the Subordinated  Invested
Amount.    Subordinated  Investor  Charge-Offs
shall   be  reimbursed  to  the  extent   that
Investor   Finance  Charge   Collections   are
reallocated    as    Subordinated    Principal
Collections  pursuant  to  Section  4.1(c)(vi)
hereof   and  (i)  the  Subordinated  Invested
Amount  increased during the Revolving  Period
or  any related Distribution Date (but not  by
an   amount   in   excess  of  the   aggregate
Subordinated Investor Charge-Offs), or (ii) to
the  extent  such reimbursements are  made  by
payments  of  principal to the holder  of  the
Subordinated Certificate pursuant  to  Section
4.1(f)(i)(B)  or  (C),  made  without  further
reduction to the Subordinated Invested Amount.
Reimbursements   of   Subordinated    Investor
Charge-Offs will not be made in amounts in excess of the aggregate amount of Subordinated
Investor Charge-Offs.

          SECTION 4.10.  Trustee Expenses Associated
with Servicing Assumption.

          (a)  The Servicer shall maintain a letter of
     credit or surety bond in amount not to exceed
     $200,000 (or such other amount as may be agreed to in writing by the Servicer and the Trustee), to be used to cover the reasonable costs and expenses of the Trustee associated with the Trustee's assumption of Servicing duties. The requirements of this Section
     4.10(a) shall not be deemed to have been met until the Trustee shall have approved in writing the form and substance of any such letter of credit or surety bond, such approval to not be unreasonably withheld.

(b)  In the event of the commencement of an
Early Amortization Period or a Servicer
Default resulting in the assumption of
servicing duties by the Trustee, the Trustee may draw upon the letter of credit or surety bond in order to pay the reasonable costs and expenses of the Trustee in connection with the performance of its duties in connection with such event, and shall provide to the Servicer in writing an itemized report of each cost and expense, the related duty and action undertaken and the name of the recipient of the related payment within three Business Days of each such draw.
(c)  Amounts drawn upon the letter of credit
shall be reimbursed from amounts allocated pursuant to Section 4.1(c)(x).
(d)  The Servicer may replace any then
existing letter of credit or surety bond with either a letter of credit or a surety bond with the written the consent of the Trustee, such consent not to be unreasonably withheld.
                   ARTICLE V

           Distributions and Reports

          SECTION 5.1.   Distributions.  On each
Distribution    Date,   the   Trustee    shall
distribute to the Certificateholders of record
on  the  preceding Record Date (other than  as
provided  in  Section 12.02 of  the  Agreement
respecting   a   final   distribution)    such
Certificateholder's  pro  rata  share  of  the
amounts required to be distributed pursuant to
Article  IV hereof and in accordance with  the
written direction of the Servicer.  Except  as
provided  in  Section 12.02 of  the  Agreement
with   respect   to   a  final   distribution,
distributions to Certificateholders hereunder shall be made by wire transfer in immediately available funds.

          SECTION 5.2.   Other Notices to Holders.
Notwithstanding  any other  provision  of  the
Agreement  or  this Series Supplement  to  the
contrary,  the Trustee and the Servicer  shall
promptly deliver to the initial Holders of the
Fixed Base Certificates a copy of each notice,
statement   or  other  document  received   or
generated by it pursuant to Sections 3.03(b), 3.04(b), 3.05, 3.06, 9.01 or 10.01 of the
Agreement; provided, however, that the Trustee shall not be required to deliver to the initial Holders copies of notices, statements or other documents received from the Servicer and for which the Servicer is required to deliver such notices, statements or other documents directly to the Holders and vice versa.

                  ARTICLE VI

               The Certificates

          SECTION 6.1.   The Fixed Base Certificates.
The  __%  Fixed Base Credit Card Certificates,
Series  1999-1 (the Fixed Base Certificates)
upon  original  issuance, will  be  issued  in
registered  form in the form of  one  or  more
definitive       typewritten      certificates
substantially in the form of Exhibit A-1 hereto, to be executed and delivered by, or on behalf of, the Depositor to the Trustee for authentication. The Trustee shall, upon the written request of the Depositor, authenticate and deliver the Fixed Rate Certificates to the Person or Persons designated in such notice.

          SECTION 6.2.   Transfer Restrictions.

          (a)  The Trustee shall not authenticate and
     deliver  to  any  Person any  Fixed  Base
     Certificate unless it contains a legend in substantially the following form:

     THIS CERTIFICATE HAS NOT BEEN REGISTERED
WITH  THE  SECURITIES AND EXCHANGE  COMMISSION
UNDER  THE SECURITIES ACT OF 1933, AS  AMENDED
(THE  1933 ACT), OR THE SECURITIES  LAWS  OF
ANY STATE OR OTHER JURISDICTION IN RELIANCE ON
EXEMPTIONS PROVIDED BY THE 1933 ACT  AND  SUCH
STATE   OR   FOREIGN  SECURITIES   LAWS.   THE
CERTIFICATES   ARE   ELIGIBLE   FOR   PURCHASE
PURSUANT TO RULE 144A UNDER THE 1933  ACT.  NO
RESALE  OR  OTHER TRANSFER OF THIS CERTIFICATE
SHALL  BE  MADE UNLESS SUCH RESALE OR TRANSFER
(A) IS MADE IN ACCORDANCE WITH SECTION 6.2  OF
THE  SERIES  1999-1 SUPPLEMENT TO THE  POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN AND
(B)   IS  MADE  EITHER  (i)  PURSUANT  TO   AN
EFFECTIVE  REGISTRATION  STATEMENT  UNDER  THE
1933 ACT, (ii) IN A TRANSACTION (OTHER THAN  A
TRANSACTION IN CLAUSE (iv) BELOW) EXEMPT  FROM
THE  REGISTRATION REQUIREMENTS OF THE 1933 ACT
AND  APPLICABLE  STATE AND FOREIGN  SECURITIES
LAWS,  (iii) TO GOTTSCHALKS CREDIT RECEIVABLES
CORPORATION  (THE DEPOSITOR) OR  (iv)  TO  A
PERSON  WHO THE TRANSFEROR OF THIS CERTIFICATE
REASONABLY    BELIEVES    IS    A    QUALIFIED
INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE
144A UNDER THE 1933 ACT THAT IS AWARE THAT THE
RESALE  OR  OTHER TRANSFER IS  BEING  MADE  IN
RELIANCE  ON  RULE 144A OR TO AN INSTITUTIONAL
ACCREDITED  INVESTOR UNDER  RULE  501(a)(1),
(2),  (3)  OR (7) UNDER THE 1933 ACT.  IN  THE
EVENT THAT THE TRANSFER OF A CERTIFICATE IS TO
BE  MADE  AS DESCRIBED IN CLAUSE (ii)  OF  THE
PRECEDING  SENTENCE, THE PROSPECTIVE  INVESTOR
IS  REQUIRED TO DELIVER AN OPINION OF  COUNSEL
IN  FORM  AND  SUBSTANCE SATISFACTORY  TO  THE
TRUSTEE  AND THE DEPOSITOR TO THE EFFECT  THAT
SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION
UNDER THE 1933 ACT OR ANY APPLICABLE STATE  OR
FOREIGN   SECURITIES  LAWS.  THE   PROSPECTIVE
TRANSFEREE  IN A TRANSFER OF A CERTIFICATE  TO
BE  MADE AS DESCRIBED IN CLAUSES (ii) AND (iv)
ABOVE   MUST   DELIVER  TO   THE   TRUSTEE   A
REPRESENTATION LETTER REQUIRED BY SECTION  6.2
OF THE SERIES 1999-1 SUPPLEMENT TO THE POOLING
AND  SERVICING AGREEMENT REFERRED  TO  HEREIN.
PROSPECTIVE PURCHASERS OF THE CERTIFICATES ARE
HEREBY   NOTIFIED  THAT  THE  SELLER  OF   ANY
CERTIFICATES  MAY BE RELYING ON THE  EXEMPTION
FROM  THE REGISTRATION REQUIREMENTS OF SECTION
5  OF THE ACT PROVIDED BY RULE 144A UNDER  THE
ACT.

     THIS CERTIFICATE OR A BENEFICIAL INTEREST
HEREIN  MAY  NOT  BE  TRANSFERRED  UNLESS  THE
TRUSTEE  HAS  RECEIVED (I) A CERTIFICATE  FROM
THE   TRANSFEREE  TO  THE  EFFECT  THAT   SUCH
TRANSFEREE  IS  NOT AN EMPLOYEE BENEFIT  PLAN,
TRUST  OR  ACCOUNT SUBJECT TO TITLE I  OF  THE
EMPLOYEE  RETIREMENT INCOME  SECURITY  ACT  OF
1974,  AS  AMENDED (ERISA),  OR  SUBJECT  TO
SECTION  4975 OF THE INTERNAL REVENUE CODE  OF
1986,   AS   AMENDED  (THE   CODE),   OR   A
GOVERNMENTAL PLAN DEFINED IN SECTION 3(32)  OF
ERISA OR SECTION 414(d) OF THE CODE SUBJECT TO
ANY FEDERAL STATE OR LOCAL LAW WHICH IS, TO  A
MATERIAL  EXTENT,  SIMILAR  TO  THE  FOREGOING
PROVISIONS  OF  ERISA OR  THE  CODE  (SIMILAR
LAW)  (EACH, A BENEFIT PLAN) AND IS NOT  AN
ENTITY INCLUDING AN INSURANCE COMPANY SEPARATE
ACCOUNT   OR  AN  INSURANCE  COMPANY   GENERAL
ACCOUNT  IF  THE ASSETS IN ANY  SUCH  ACCOUNTS
CONSTITUTE  PLAN  ASSETS  FOR  PURPOSES   OF
REGULATION SECTION 2510.3-101 OF ERISA,  WHOSE
UNDERLYING ASSETS INCLUDE BENEFIT PLAN  ASSETS
BY  REASON  OF A BENEFIT PLAN'S INVESTMENT  IN
THE  ENTITY  (SUCH BENEFIT PLAN OR  ENTITY,  A
BENEFIT   PLAN   INVESTOR)   AND   (II)    A
CERTIFICATE   TO  THE  EFFECT  THAT   IF   THE
TRANSFEREE IS A PARTNERSHIP, GRANTOR TRUST  OR
S  CORPORATION FOR FEDERAL INCOME TAX PURPOSES
(A  FLOW-THROUGH  ENTITY), ANY  CERTIFICATES
OWNED   BY   SUCH  FLOW-THROUGH  ENTITY   WILL
REPRESENT  LESS THAN 50% OF THE VALUE  OF  ALL
THE  ASSETS OWNED BY SUCH FLOW-THROUGH  ENTITY
AND  NO  SPECIAL ALLOCATION OF  INCOME,  GAIN,
LOSS,   DEDUCTION   OR   CREDIT   FROM    SUCH
CERTIFICATES WILL BE MADE AMONG THE BENEFICIAL
OWNERS OF SUCH FLOW-THROUGH ENTITY.

     IN  ADDITION, NO RESALE OR OTHER TRANSFER
OF  THIS  CERTIFICATE OR ANY INTEREST  THEREIN
SHALL  BE  PERMITTED UNLESS IMMEDIATELY  AFTER
GIVING   EFFECT  TO  SUCH  RESALE   OR   OTHER
TRANSFER,  THERE  WOULD  BE  FEWER  THAN   100
CERTIFICATEHOLDERS.

          (b)   No transfer of any Fixed  Base
     Certificates shall be made unless such resale
     or  transfer is made (i) pursuant  to  an
     effective registration statement under the
     1933 Act, (ii) in a transaction (other than a
     transaction in clause (iv) below) exempt from
     the registration requirements of the 1933 Act
     and applicable state and foreign securities
     laws, (iii) to the Depositor or (iv) to a
     Person who the transferor of such Fixed Base
     Certificate reasonably believes is a qualified
     institutional buyer within the meaning of Rule
     144A under the 1933 Act and that is aware that
     the resale or other transfer is being made in
     reliance on Rule 144A or to an institutional
     accredited investor as defined in  Rule
     501(a)(1), (2), (3) or (7) under the 1933 Act
     (an Institutional Accredited Investor).  In
     the event that a transfer is to be made as
     described in clause (ii) of the preceding
     sentence, the prospective transferee shall
     deliver or cause to be delivered an Opinion of
     Counsel in form and substance satisfactory to
     the Trustee and the Depositor to the effect
     that  such  transfer may be made  without
     registration under the 1933  Act  or  any
     applicable state or foreign securities laws.
     In the event that a transfer is to be made to
     an  Institutional Accredited Investor  as
     described in clause (iv) or in a transaction
     as described in clause (ii), the Trustee shall
     require  that  the transferee  execute  a
     representation letter acceptable to and in
     form and substance satisfactory to the Trustee
     (provided that the form attached as Exhibit C
     or Exhibit D, as applicable, shall be deemed
     acceptable if it is completed in a manner
     acceptable to the Trustee) certifying to the
     Trustee the facts surrounding such transfer,
     which representation letter shall not be an
     expense of the Trustee, the Depositor or the
     Servicer.  In the case of a transfer under
     either clause (ii) or clause (iv), the Holder
     of a Fixed Base Certificate desiring to effect
     such transfer shall, and does hereby agree to,
     indemnify the Trustee, the Depositor and the
     Servicer against any liability that may result
     if the transfer is not so exempt or is not
     made in accordance with the 1933 Act and such
     state and foreign securities laws.  Neither
     the Depositor, the Servicer nor the Trustee is
     under any obligation to register any Fixed
     Base Certificates under the 1933 Act or any
     applicable state or foreign securities laws.
     Prospective  purchasers  of  Fixed   Base
     Certificates are hereby notified that the seller of any Fixed Base Certificate may be relying on the exemption from the registration requirements of Section 5 of the Act provided by Rule 144A under the Act.

(c)  Fixed Base Certificates or beneficial
interests therein may not be transferred
unless the Trustee has received a certificate
to the effect that if the transferee is a
partnership, grantor trust or S corporation
for federal income tax purposes (a
Flow-Through Entity), any Fixed Base
Certificates owned by such Flow-Through Entity
will represent less than 50% of the value of
all the assets owned by such Flow-Through
Entity and no special allocation of income,
gain, loss, deduction or credit from such
Fixed Base Certificates will be made among the
beneficial owners of such Flow-Through Entity.
(d)  No Fixed Base Certificate or beneficial
interest therein may be transferred to a
transferee (other than the Initial Holder) who
is an employee benefit plan, trust or account,
subject to ERISA, or subject to Section 4975
of the Code, or a governmental plan defined in
Section 3(32) of ERISA or Section 414(d) of
the Code subject to any federal, state or
local law which is, to a material extent,
similar to the foregoing provisions of ERISA
or the Code, or to an entity, including an
insurance company separate account or an
insurance company general account if the
assets in any such accounts constitute Plan
Assets for the purposes of regulation Section
2510-3101 of ERISA, whose underlying assets
include Benefit Plan assets by reason of a
Benefit Plan's investment in the entity.
Unless the Trustee shall have received a
certificate from the transferee making the
representations with respect to such ERISA
matters set forth in Exhibit C hereto, the
Trustee shall not permit a transfer of Fixed
Base Certificates to such transferee.
(e)  The Depositor shall, whenever the Trust
is not subject to Section 13 or 15(d) of the
Exchange Act, make available, upon request, to
any holder of such Fixed Base Certificates in
connection with any sale thereof and any
prospective purchaser of Fixed Base
Certificates from such holder the information
specified in Rule 144A(d)(4) under the 1933
Act.
(f)  In addition, no resale or other transfer
of the Fixed Base Certificates or any interest
therein shall be permitted unless immediately
after giving effect to such resale or other
transfer, there would be fewer than 100 Fixed
Base Certificateholders.
(g)  Prior to due presentation of a
Certificate for registration of transfer, the
Trustee, the Certificate Registrar and any of
their respective agents may treat the Person
in whose name any Certificate is registered as
the owner of such Certificate for the purpose
of receiving distributions and for all other
purposes whatsoever, and neither the Trustee,
the Certificate Registrar nor any of their
respective agents shall be affected by any
notice to the contrary.
(h)  The Trustee may conclusively rely and
shall be fully protected in acting upon any
certificate or investment representation
letter delivered to it under this Article VI
or under Article VI of the Agreement.
          SECTION 6.3.   The Subordinated Certificate.
The Subordinated Certificate will be issued in
definitive  registered form, substantially  in
the form of Exhibit A-2, and shall upon issue,
be  executed and delivered by the Depositor to
the  Trustee for authentication.  The  Trustee
shall    authenticate    and    deliver    the
Subordinated  Certificate  to  the   Depositor
simultaneously with its delivery of the  Fixed
Base     Certificates.     The    Subordinated
Certificate shall not be transferable.

          SECTION 6.4.   The Exchangeable Certificate.
The Exchangeable Certificate will be issued in
definitive  registered  form,  and  shall   be
executed,   authenticated  and  delivered   as
provided  in  Section 6.02 of  the  Agreement.
The Exchangeable Certificate shall be a single certificate and shall represent the entire
Depositor Interest.

                  ARTICLE VII

 Early Amortization Events; Servicer Defaults;
              Merger of Servicer

          SECTION 7.1.   Additional Early Amortization
Events.   If any one or more of the  following
events shall occur:

               (a)  failure on the part of the
          Depositor (i) to make any payment or
          deposit required to be made  by  the
          Depositor  by the terms of  (A)  the
          Agreement   or   (B)   this   Series
          Supplement, within two Business Days
          of  Depositor's receipt  of  written
          notice  of such nonpayment  or  (ii)
          duly  to observe or perform  in  any
          material  respect any  covenants  or
          agreements  of  the  Depositor   set
          forth  in  the  Agreement  or   this
          Series Supplement, which failure  to
          observe  or  perform has a  material
          adverse      effect      on      the
          Certificateholders     and     which
          continues unremedied for a period of
          30 days after the earlier of (A) the
          date  the  Depositor  has  knowledge
          thereof  and (B) the date  on  which
          written   notice  of  such  failure,
          requiring  the same to be  remedied,
          shall   have  been  given   to   the
          Depositor by the Trustee, or to  the
          Depositor  and  the Trustee  by  the
          Holders of Certificates representing
          more   than  50%  of  the   Invested
          Amount,  and  continues  to   affect
          materially    and   adversely    the
          interests  of the Certificateholders
          for such period; or

               (b)     the  balance   of   the
          Investor  Component of the  Retained
          Amount Account is required to exceed
          $3.5   million  for  60  consecutive
          days; or

               (c)   the Subordinated Invested
          Amount is reduced by a writedown  of
          33%  or  more of its initial balance
          on   a   day  when  the  Fixed  Base
          Invested  Amount  is  greater   than
          zero; or

               (d)  the Fixed Base Certificate
          Balance is not reduced to zero on or
          before     the    Expected     Final
          Distribution Date, or any Controlled
          Amortization Amount is not  paid  in
          full when due; or

               (e)    any  representation   or
          warranty  made by the  Depositor  in
          the   Agreement   or   this   Series
          Supplement,   or   any   information
          contained  in  a  computer  file  or
          microfiche  list  or  written   list
          required  to  be  delivered  by  the
          Depositor pursuant to Section  2.01,
          2.06  or 2.08 of the Agreement,  (i)
          shall  prove to have been  incorrect
          in any material respect when made or
          when  delivered, which continues  to
          be incorrect in any material respect
          for  a  period of 60 days after  the
          earlier   of   (A)  the   date   the
          Depositor has knowledge thereof  and
          (B) the date on which written notice
          of  such failure, requiring the same
          to  be  remedied,  shall  have  been
          given   to  the  Depositor  by   the
          Trustee, or to the Depositor and the
          Trustee    by    the   Holders    of
          Certificates representing more  than
          50% of the Invested Amount, and (ii)
          as  a  result of which the interests
          of    the   Certificateholders   are
          materially  and  adversely  affected
          and  continue  to be materially  and
          adversely affected for such  period;
          provided,  however,  that  an  Early
          Amortization Event pursuant to  this
          subsection  7.1(e)  shall   not   be
          deemed to have occurred hereunder if
          the     Depositor    has    accepted
          reassignment  of or repurchased  the
          related  Receivable, or all of  such
          Receivables,  if applicable,  during
          such  period in accordance with  the
          provisions of the Agreement; or

               (f)   the  rating of the  Fixed
          Base  Certificates is  withdrawn  or
          downgraded below BBB;

               (g)    the   sum  of  (A)   the
          Exchangeable  Holder's Interest  and
          (B)  the aggregate principal  amount
          of any Eligible Past Due Receivables
          and  (C)  the  Retained Exchangeable
          Amount is reduced below the Required
          Exchangeable Certificate Amount;

               (h)   the Required Series  Pool
          Balance shall exceed the Series Pool
          Balance during any Block Period  and
          the  Depositor  shall  fail  to  (i)
          designate additional Charge Accounts
          as Supplemental Accounts as required
          pursuant to Section 2.08(c)  of  the
          Agreement or (ii) convey Receivables
          in   Supplemental  Accounts  to  the
          Trust within five (5) Business  Days
          after   the  day  on  which  it   is
          required  to convey such Receivables
          pursuant to the Agreement;

               (i)  taken as an average of the
          relevant calculation for each of the
          three preceding calendar months:

                    (i)   the Portfolio  Yield
               is less than 12.0%;

                    (ii)   the  Default   Rate
               exceeds 10.0%;

                    (iii)        the    Excess
               Spread is less than 1.0%;

                    (iv)  the Delinquency Rate
               exceeds 3.00%; or

                    (v)   the  Monthly Payment
               Rate is less than 17.5%.

          then,  in the case of any such event
described  in  this Section  7.1,  subject  to
applicable  law,  an Early Amortization  Event
shall occur without any notice or other action
on   the   part   of   the  Trustee   or   the
Certificateholders   (except   as    otherwise
provided in any such subsection), immediately upon the occurrence of such event.

          SECTION 7.2.   Waiver.  Notwithstanding the
declaration   or  occurrence   of   an   Early
Amortization    Period,   the    Holders    of
Certificates representing more than 50% of the
FBC Invented Amount may, by written notice  to
the  Trustee,  waive  such Early  Amortization
Event.  Such waiver shall be binding upon  all
Fixed  Base Certificateholders and  the  other
parties  to  this Series Supplement.   In  the
case of such a waiver, all parties hereto and all such Certificateholders shall be restored to their former positions and rights hereunder and any such Early Amortization Period shall be deemed not to be continuing; provided, however, this Section 7.2 shall not apply in the case that a Servicer Default described in clause (a) or (d) of Section 7.3 results in an Early Amortization Event of the type described in Section 9.01(c) of the Agreement.

          SECTION 7.3.   Additional Servicer Defaults.
If any one of the following events shall occur
and   be   continuing  with  respect  to   the
Servicer,  it  shall  be  deemed  a   Servicer
Default, subject to the provisions of  Section
10.01 of the Agreement:

               (a)  the replacement for any reason of
          Gottschalks as the Servicer; provided,
          however, a Servicer Default shall not be deemed to have occurred if (i) such Successor
          Servicer, immediately after giving effect to such transaction, has a financial condition, taking into account such elements as (1) liquidity, (2) leverage position and (3) net worth equal to or stronger than Gottschalks, and (ii) such Servicer has been appointed with Consent of Certificateholders, such consent not to be unreasonably withheld in accordance with Section 8.04 of the Agreement.

(b)  the Servicer shall have received a
qualified opinion from its Independent
Certified Public Accountants arising from the
discovery of an accounting irregularity.
(c)  the Servicer's Adjusted Net Worth,
determined on any day in accordance with
generally accepted accounting principles shall
be less than the greater of (i) $70.0 million
or (ii) the amount stipulated in the
Servicer's line of credit agreement with
Congress Financial Corporation, Western (or
any replacement line of credit).
(d)  a final judgment, claim, suit, or fine
shall have been entered against, or a
nonappealable fine imposed upon, the Servicer
which creates a liability of more than
$1,000,000 in excess of insured amounts and
has not been stayed (by appeal or otherwise),
vacated, discharged or otherwise satisfied
within 60 calendar days of the entry of such
final judgement.
(e)  Gottschalks fails to maintain a credit
facility equal to or greater than the lesser
of (i) $80 million or (ii) $95 million less
any amounts raised subsequent to the Closing
Date pursuant to any offerings of equity
securities or offerings of subordinated debt
whose maturity extends beyond the Distribution
Date in August 2004.
(f)  Jim Famalette (i) has become deceased,
(ii) has been rendered unable to work for a
period of six consecutive months, (iii) has
resigned from Gottschalks or (iv) has
otherwise ceased working for Gottschalks and
has not been replaced within 150 days (after
the initial instance described in (i), (ii),
(iii) or (iv) above) with a replacement which
is acceptable to the Holders holding more than
50% of the Fixed Base Invested Amount (whose
acceptance will not be unreasonably withheld).
          SECTION 7.4.   Merger or Consolidation of, or
Assumption   of,   the  Obligations   of   the
Servicer.   Subject  to section  8.04  of  the
Agreement,  the Servicer shall not consolidate
with  or merge into any other entity or convey
or   transfer   its  properties   and   assets
substantially as an entirety to any Person, unless:

               (a)  immediately after giving effect to such
          transaction, the financial condition of the Servicer, taking into account such elements as
          (i) liquidity, (ii) leverage position and
          (iii) net worth shall be equal to or stronger than Gottschalks; and

(b)  the Servicer shall have obtained the
consent of holders of more than 50% of the Fixed Base Invested Amount (not to be unreasonably withheld in the event the Rating
Agency Condition shall have been satisfied).
                 ARTICLE VIII

              Optional Repurchase

          SECTION 8.1.   Optional Repurchase.  On any
Distribution Date occurring after the date  on
which  the  Fixed  Base  Invested  Amount   is
reduced  to  10% or less of the Initial  Fixed
Base Invested Amount, the Servicer shall have the option to purchase the entire amount of, but not less than the entire amount of, the Receivables, at a purchase price equal to the Optional Purchase Price for such Distribution
Date.

          (a)  The Depositor shall give the Servicer and
     the Trustee at least ten (10) days' prior
     written notice of the Distribution Date on
     which the Depositor intends to exercise such
     purchase option.  Not later than 12:00 noon,
     New York City time, on such Distribution Date
     the  Servicer shall deposit the  Optional
     Purchase Price into the Collection Account in
     immediately available funds.  Such purchase
     option is subject to payment in full of the
     Optional  Purchase Price.   The  Optional
     Purchase Price shall be distributed as set forth in Section 9.1(a) hereof.

                  ARTICLE IX

              Final Distributions

          SECTION 9.1.   Final Distributions.  (a) The
amount  to  be  deposited into the  Collection
Account by the Depositor with respect  to  the
purchase   of   the  Fixed  Base  Certificates
pursuant  to  Section 2.03  of  the  Agreement
shall equal the Optional Purchase Price as  of
the  first  Distribution  Date  following  the
Collection  Period  in  which  the  obligation
arises  under  the  Agreement.   The  Optional
Purchase  Price deposited into the  Collection
Account  pursuant  to  this  Section  9.1   or
Section  8.1  of  this Series  Supplement  and
allocated  to Series 1999-1, shall be  applied
by the Trustee at the written direction of the
Servicer   (i.e.   as   set   forth   in   the
Distribution  Date Statement and  below),  not
later  than 2:00 p.m., New York City time,  on
the  Distribution Date on which  such  amounts
are  deposited, provided that if such  deposit
is  not made prior to 1:00 p.m., New York City
time,  the  Trustee shall not be  required  to
make  such  applications until  the  following
Business Day (or, in either case, if such date
is not a Distribution Date, on the immediately
following  Distribution Date).   The  Optional
Purchase  Price  shall  be  applied  on   such
Distribution Date to pay following amounts  in
the  following order of priority: (i)  accrued
and  unpaid interest on the unpaid Fixed  Base
Certificate   Balance   (including   any   FBC
Carryover  Interest),  (ii)  the  Fixed   Base
Certificate Balance on such Distribution Date and (iii) any accrued and unpaid Make Whole
Premium (together with interest thereon, to the extent lawful, at the FBC Interest Rate).

          (b)  Termination Proceeds deposited into the
     Collection  Account pursuant  to  Section
     12.02(c) of the Agreement and allocated to Series 1999-1 and the Certificates, shall be applied by the Trustee at the written direction of the Servicer (i.e. as set forth in the Distribution Date Statement and below), not later than 2:00 p.m., New York City time, on the Distribution Date on which such amounts are deposited, provided that if such deposit is not made prior to 1:00 p.m., New York City time, the Trustee shall not be required to make such applications until the following
     Business Day (or, in either case, if such date of distribution is not a Distribution Date, on the immediately following Distribution Date).
     Termination Proceeds shall be applied to pay following amounts in the following order of priority: (i) all accrued and unpaid interest on the unpaid Fixed Base Certificate Balance
     (including any FBC Carryover Interest), (ii) the Fixed Base Certificate Balance, (iii) any accrued and unpaid Make Whole Premium
     (together with interest thereon, to the extent lawful, at the FBC Interest Rate), (iv) any unreimbursed Subordinated Investor Charge-Offs and (v) the Subordinated Invested Amount.

          (c)  Trust Liquidation Proceeds deposited into
     the Collection Account pursuant to Section
     9.02(c) of the Agreement and allocated to
     Series 1999-1 shall be applied by the Trustee
     at the written direction of the Servicer (i.e.
     as  set  forth  in the Distribution  Date
     Statement and below), not later than 2:00
     p.m., New York City time, on the Distribution
     Date on which such amounts are deposited,
     provided that if such deposit is not made
     prior to 1:00 p.m., New York City time, the
     Trustee shall not be required to make such
     applications until the following Business Day
     (or,  in  either case, if  such  date  of
     distribution is not a Distribution Date, on
     the immediately following Distribution Date).
     Trust Liquidation Proceeds shall be applied to
     pay following amounts in the following order
     of  priority: (i) all accrued and  unpaid
     interest on the unpaid Fixed Base Certificate
     Balance   (including  any  FBC  Carryover
     Interest), (ii) the Fixed Base Certificate
     Balance, (iii) any accrued and unpaid Make
     Whole Premium (together with interest thereon, to the extent lawful, at the FBC Interest
     Rate), (iv) any unreimbursed Subordinated
     Investor Charge-Offs and (v) the Subordinated
     Invested Amount.

(d) Notwithstanding anything to the contrary contained in this Series Supplement or the Agreement, any distribution made pursuant to this Section 9.1 shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement with respect to the Certificates.
Any such final distribution shall be made no later than the August 2006 Distribution Date.
(e)  Notwithstanding Section 12.02 of the
Agreement, no Certificateholder shall be required to surrender its Investor
Certificate(s) in order to receive its final distribution under the Agreement and this Series Supplement.
                   ARTICLE X

           Miscellaneous Provisions

          SECTION 10.1.  Ratification of Agreement. As
amended   and  supplemented  by  this   Series
Supplement, the Agreement is ratified and confirmed and the Agreement as so amended and supplemented by this Series Supplement, shall be read, taken and construed as one and the same instrument.

          SECTION 10.2.  Counterparts. This Series
Supplement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

          SECTION 10.3.  Governing Law. THIS SERIES
SUPPLEMENT  SHALL BE CONSTRUED  IN  ACCORDANCE
WITH  THE  LAWS  OF  THE STATE  OF  NEW  YORK,
WITHOUT  REFERENCE  TO ITS  CONFLICTS  OF  LAW
PROVISIONS,  AND THE OBLIGATIONS,  RIGHTS  AND
REMEDIES  OF  THE PARTIES HEREUNDER  SHALL  BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 10.4.  Rating Agency Notice. No
amendment or waiver with respect to any  Early
Amortization Event shall be effective until such time as the Rating Agency has consented to such waiver.

          SECTION 10.5.  Additional Document Delivery on
First  Distribution Date.  On the Distribution
Date in April 1999, the Servicer shall deliver to each Holder that has purchased Fixed Base
Certificates directly from the Depositor an agreed upon procedures letter prepared by its Independent Certified Public Accountants which confirms the accuracy of data provided in the Distribution Date Statement delivered on such Distribution Date.



          IN WITNESS WHEREOF, the Depositor,
the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

GOTTSCHALKS CREDIT RECEIVABLES CORPORATION, as
Depositor



By: \s\ Michael Geele
Title:  President



GOTTSCHALKS INC., as Servicer



By: \s\ Jim Famalette
Title:  President


BANKERS TRUST COMPANY, not in its individual capacity but solely as Trustee



By: \s\ Lillian Perros
Title:  Vice President



                  SCHEDULE I

            List of Series Accounts



Bankers Trust Company
ABA # 021001033
ACCT:
REF: Gottschalks 1999-1
Attn:

Gottschalks Credit Card Master Trust Series
1999-1 Capitalized Interest Account:

Gottschalks Credit Card Master Trust Series
1999-1 Retained Amount Account:

Gottschalks Credit Card Master Trust Series
1999-1 Spread Account:

                  EXHIBIT A-1

        FORM OF FIXED BASE CERTIFICATE

THIS  CERTIFICATE HAS NOT BEEN REGISTERED WITH
THE  SECURITIES AND EXCHANGE COMMISSION  UNDER
THE  SECURITIES ACT OF 1933, AS  AMENDED  (THE
1933  ACT), OR THE SECURITIES  LAWS  OF  ANY
STATE  OR  OTHER JURISDICTION IN  RELIANCE  ON
EXEMPTIONS PROVIDED BY THE 1933 ACT  AND  SUCH
STATE   OR   FOREIGN  SECURITIES   LAWS.   THE
CERTIFICATES   ARE   ELIGIBLE   FOR   PURCHASE
PURSUANT TO RULE 144A UNDER THE 1933  ACT.  NO
RESALE  OR  OTHER TRANSFER OF THIS CERTIFICATE
SHALL  BE  MADE UNLESS SUCH RESALE OR TRANSFER
(A) IS MADE IN ACCORDANCE WITH SECTION 6.2  OF
THE  SERIES  1999-1 SUPPLEMENT TO THE  POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN AND
(B)   IS  MADE  EITHER  (i)  PURSUANT  TO   AN
EFFECTIVE  REGISTRATION  STATEMENT  UNDER  THE
1933 ACT, (ii) IN A TRANSACTION (OTHER THAN  A
TRANSACTION IN CLAUSE (iv) BELOW) EXEMPT  FROM
THE  REGISTRATION REQUIREMENTS OF THE 1933 ACT
AND  APPLICABLE  STATE AND FOREIGN  SECURITIES
LAWS,  (iii) TO GOTTSCHALKS CREDIT RECEIVABLES
CORPORATION  (THE DEPOSITOR) OR  (iv)  TO  A
PERSON  WHO THE TRANSFEROR OF THIS CERTIFICATE
REASONABLY    BELIEVES    IS    A    QUALIFIED
INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE
144A UNDER THE 1933 ACT THAT IS AWARE THAT THE
RESALE  OR  OTHER TRANSFER IS  BEING  MADE  IN
RELIANCE  ON  RULE 144A OR TO AN INSTITUTIONAL
ACCREDITED  INVESTOR UNDER  RULE  501(a)(1),
(2),  (3)  OR (7) UNDER THE 1933 ACT.  IN  THE
EVENT THAT THE TRANSFER OF A CERTIFICATE IS TO
BE  MADE  AS DESCRIBED IN CLAUSE (ii)  OF  THE
PRECEDING  SENTENCE, THE PROSPECTIVE  INVESTOR
IS  REQUIRED TO DELIVER AN OPINION OF  COUNSEL
IN  FORM  AND  SUBSTANCE SATISFACTORY  TO  THE
TRUSTEE  AND THE DEPOSITOR TO THE EFFECT  THAT
SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION
UNDER THE 1933 ACT OR ANY APPLICABLE STATE  OR
FOREIGN   SECURITIES  LAWS.  THE   PROSPECTIVE
TRANSFEREE  IN A TRANSFER OF A CERTIFICATE  TO
BE  MADE AS DESCRIBED IN CLAUSES (ii) AND (iv)
ABOVE   MUST   DELIVER  TO   THE   TRUSTEE   A
REPRESENTATION LETTER REQUIRED BY SECTION  6.2
OF THE SERIES 1999-1 SUPPLEMENT TO THE POOLING
AND  SERVICING AGREEMENT REFERRED  TO  HEREIN.
PROSPECTIVE PURCHASERS OF THE CERTIFICATES ARE
HEREBY   NOTIFIED  THAT  THE  SELLER  OF   ANY
CERTIFICATES  MAY BE RELYING ON THE  EXEMPTION
FROM  THE REGISTRATION REQUIREMENTS OF SECTION
5  OF THE ACT PROVIDED BY RULE 144A UNDER  THE
ACT.

     THIS CERTIFICATE OR A BENEFICIAL INTEREST
HEREIN  MAY  NOT  BE  TRANSFERRED  UNLESS  THE
TRUSTEE  HAS  RECEIVED (I) A CERTIFICATE  FROM
THE   TRANSFEREE  TO  THE  EFFECT  THAT   SUCH
TRANSFEREE  IS  NOT AN EMPLOYEE BENEFIT  PLAN,
TRUST  OR  ACCOUNT SUBJECT TO TITLE I  OF  THE
EMPLOYEE  RETIREMENT INCOME  SECURITY  ACT  OF
1974,  AS  AMENDED (ERISA),  OR  SUBJECT  TO
SECTION  4975 OF THE INTERNAL REVENUE CODE  OF
1986,   AS   AMENDED  (THE   CODE),   OR   A
GOVERNMENTAL PLAN DEFINED IN SECTION 3(32)  OF
ERISA OR SECTION 414(d) OF THE CODE SUBJECT TO
ANY FEDERAL STATE OR LOCAL LAW WHICH IS, TO  A
MATERIAL  EXTENT,  SIMILAR  TO  THE  FOREGOING
PROVISIONS  OF  ERISA OR  THE  CODE  (SIMILAR
LAW)  (EACH, A BENEFIT PLAN) AND IS NOT  AN
ENTITY INCLUDING AN INSURANCE COMPANY SEPARATE
ACCOUNT   OR  AN  INSURANCE  COMPANY   GENERAL
ACCOUNT  IF  THE ASSETS IN ANY  SUCH  ACCOUNTS
CONSTITUTE  PLAN  ASSETS  FOR  PURPOSES   OF
REGULATION SECTION 2510.3-101 OF ERISA,  WHOSE
UNDERLYING ASSETS INCLUDE BENEFIT PLAN  ASSETS
BY  REASON  OF A BENEFIT PLAN'S INVESTMENT  IN
THE  ENTITY  (SUCH BENEFIT PLAN OR  ENTITY,  A
BENEFIT   PLAN   INVESTOR)   AND   (II)    A
CERTIFICATE   TO  THE  EFFECT  THAT   IF   THE
TRANSFEREE IS A PARTNERSHIP, GRANTOR TRUST  OR
S  CORPORATION FOR FEDERAL INCOME TAX PURPOSES
(A  FLOW-THROUGH  ENTITY), ANY  CERTIFICATES
OWNED   BY   SUCH  FLOW-THROUGH  ENTITY   WILL
REPRESENT  LESS THAN 50% OF THE VALUE  OF  ALL
THE  ASSETS OWNED BY SUCH FLOW-THROUGH  ENTITY
AND  NO  SPECIAL ALLOCATION OF  INCOME,  GAIN,
LOSS,   DEDUCTION   OR   CREDIT   FROM    SUCH
CERTIFICATES WILL BE MADE AMONG THE BENEFICIAL
OWNERS OF SUCH FLOW-THROUGH ENTITY.

      IN ADDITION, NO RESALE OR OTHER TRANSFER
OF  THIS  CERTIFICATE OR ANY INTEREST  THEREIN
SHALL  BE  PERMITTED UNLESS IMMEDIATELY  AFTER
GIVING   EFFECT  TO  SUCH  RESALE   OR   OTHER
TRANSFER,  THERE  WOULD  BE  FEWER  THAN   100
CERTIFICATEHOLDERS.


No.                                     $

     GOTTSCHALKS CREDIT CARD MASTER TRUST
         7.664% FIXED BASE CERTIFICATE
                 SERIES 1999-1

          This          certifies         that
(the  Fixed Base Certificateholder)  is  the
registered  owner  of  a fractional  undivided
interest  in  certain assets of a  trust  (the
Trust)  created pursuant to the Pooling  and
Servicing  Agreement, dated  as  of  March  1,
1999,  among  Gottschalks  Credit  Receivables
Corporation,  as depositor (the  Depositor),
Gottschalks    Inc.,    as    servicer    (the
Servicer),  and  Bankers Trust  Company,  as
trustee  (the  Trustee)  (the  Pooling  and
Servicing Agreement), as supplemented by  the
Series 1999-1 Supplement dated as of March  1,
1999,  among  the Depositor, the Servicer  and
the   Trustee   (the   Series   Supplement).
Capitalized  terms  used  but  not   otherwise
defined   herein  shall  have   the   meanings
ascribed  thereto in the Pooling and Servicing
Agreement   or   the  Series  Supplement,   as
applicable.

          The corpus of the Trust includes (i)
all  Receivables sold, transferred,  assigned,
set  over and otherwise conveyed to the  Trust
pursuant  to  Section 2.01 of the Pooling  and
Servicing Agreement, (ii) all monies due or to
become  due  and  all  amount  received   with
respect   thereto  and  all  proceeds  thereof
(including  proceeds, as defined in  Section
9306  of the UCC as in effect in the State  of
California), and Miscellaneous Payments, (iii)
all   monies  on  deposit  in,  and   Eligible
Investments   credited  to,   the   Collection
Account or any Series Account and (iv) all monies as are from time to time available under any Enhancements.

          This  Certificate is one of a series
of Investor Certificates entitled Gottschalks
Credit  Card Master Trust, 7.664%  Fixed  Base
Credit Card Certificates, Series 1999-l  (the
Fixed Base Certificates), each of which  are
issued   under  and  subject  to  the   terms,
provisions  and conditions of the Pooling  and
Servicing Agreement and the Series Supplement.
By   acceptance   hereof,   the   Fixed   Base
Certificateholder assents to and is  bound  by
the  terms, provisions and conditions  of  the
Pooling  and  Servicing Agreement  and  Series
Supplement, as each may be amended  from  time
to   time.   Although  a  summary  of  certain
provisions   of  the  Pooling  and   Servicing
Agreement  and  the Series Supplement  is  set
forth below, this Certificate does not purport
to   summarize   the  Pooling  and   Servicing
Agreement   and  the  Series  Supplement   and
reference is made to the Pooling and Servicing
Agreement   and  the  Series  Supplement   for
information  with  respect to  the  interests,
rights,  benefits, obligations,  proceeds  and
duties evidenced hereby and the rights, duties
and obligations of the Trustee.  A copy of the
Pooling and Servicing Agreement and the Series
Supplement   (without   schedules)   may    be
requested from the Trustee by writing to the Trustee at Bankers Trust Company, Four Albany
Street,  New York, New York 10006,  Attention:
Corporate  Trust  &  Agency Group,  Structured
Finance Team.

          The  Depositor  has  structured  the
Pooling  and Servicing Agreement,  the  Series
Supplement and the Investor Certificates  with
the  intention that the Investor  Certificates
will  qualify under applicable federal, state,
local  and foreign tax law as indebtedness  of
the  Depositor.  The Depositor,  the  Servicer
and each Holder of Investor Certificates agree
to  treat  and  to take no action inconsistent
with    the    treatment   of   the   Investor
Certificates (or beneficial interest  therein)
as  indebtedness of the Depositor for purposes
of federal, state, local and foreign income or
franchise  taxes and any other tax imposed  on
or   measured  by  income.   Each  Holder   of
Investor  Certificates, by acceptance  of  its
Certificate,  agrees  to  be  bound   by   the
provisions of Section 3.07 of the Pooling and Servicing Agreement.

          Interest  shall accrue on the  Fixed
Base Certificate Balance represented by this Certificate from its date of issuance to and including the last day of the first Interest
Period  and,  with  respect to  each  Interest
Period thereafter, at the rate of 7.664% per annum or, upon a downgrade, modification or withdrawal of the Rating Agency's rating of the Fixed Base Certificates, 8.414% per annum.
Interest shall be payable on each Distribution
Date  only to the extent that Investor Finance
Charge  Collections for the Related Collection
Period are sufficient to pay such interest after paying all Monthly Senior Servicing Fees then outstanding. Interest that is due but not paid on any Distribution Date shall be payable on the next Distribution Date and interest shall, to the extent permitted by applicable law, accrue on such unpaid amount until paid at the rate of 7.664 per annum.

          Principal   shall  be   payable   in
respect of this Certificate commencing on  the
Distribution  Date relating to the  Collection
Period    during    which    the    Controlled
Amortization  Period  commences  or  an  Early
Amortization Event occurs, if earlier.  During
the  Controlled Amortization Period, principal
shall   be  payable,  as  and  to  the  extent
provided   in   Article  IV  of   the   Series
Supplement,   on   each   Distribution    Date
(commencing  on  the  Distribution   Date   in
September   2003)  in  the   amount   of   the
Controlled   Amortization   Amount   and   any
unreimbursed FBC Investor Charge-Offs. During an Early Amortization Period, principal shall be payable, as and to the extent provided in
Article IV of the Series Supplement, on each Distribution Date in the amount of the Fixed
Base Certificate Balance.

          In  general,  payments of  principal
with  respect  to the Fixed Base  Certificates
are  limited to the unpaid Fixed Base Invested
Amount,  which  may be less  than  the  unpaid
principal   balance   of   the   Fixed    Base
Certificates  pursuant to  the  terms  of  the
Pooling and Servicing Agreement and the Series
Supplement.   The Expected Final  Distribution
Date  with  respect to Fixed Base Certificates
is  the  August  2004 Distribution  Date,  but
principal  with  respect  to  the  Fixed  Base
Certificates  may  be paid  earlier  or  later
under  certain limited circumstances described
in the Pooling and Servicing Agreement and the
Series  Supplement.  If the principal  of  the
Fixed  Base Certificates has not been paid  in
full  prior  to  the August 2006  Distribution
Date,  as  set forth more fully in the  Series
Supplement,  the  Trustee will  use  its  best
efforts  to sell or cause to be sold  on  such
Series   Termination  Date   Receivables   (or
interests therein) in an amount equal  to  the
interest  in  the Pool Balance represented  by
the    Certificates,   subject   to    certain
limitations, and shall immediately deposit the Termination Proceeds allocable to the Series
1999-1  Certificateholders'  Interest  in  the
Collection Account. The Termination Proceeds shall be allocated and distributed to the Fixed Base Certificateholders and the Holder of the Exchangeable Certificate in accordance with the Pooling and Servicing Agreement and the Series Supplement.

          The   Fixed  Base  Certificates  are
issuable  only  in  minimum  denominations  of
$l,000,000 and integral multiples of  $100,000
in  excess  thereof.   The  transfer  of  this
Certificate   shall  be  registered   in   the
Certificate  Register upon surrender  of  this
Certificate  for registration of  transfer  at
any   office  or  agency  maintained  by   the
Transfer Agent and Registrar accompanied by  a
written  instrument  of transfer,  in  a  form
satisfactory  to the Trustee or  the  Transfer
Agent  and  Registrar, duly  executed  by  the
Fixed  Base  Certificateholder or  such  Fixed
Base Certificateholder's attorney-in-fact, and
duly authorized in writing with such signature
guaranteed,  and  thereupon one  or  more  new
Fixed    Base   Certificates   in   authorized
denominations of like aggregate amount will be
issued   to   the  designated  transferee   or
transferees.

          The  Pooling and Servicing Agreement
and  the Series Supplement may be amended from
time to time, in certain circumstances, by the
Servicer, the Depositor, the Trustee  and  (if
the  Seller  is not the Servicer)  the  Seller
without   the   consent   of   any   of    the
Certificateholders.  The Pooling and Servicing
Agreement and the Series Supplement  may  also
be  amended from time to time as specified  by
the  Pooling  and Servicing Agreement  by  the
Servicer, the Depositor and the Trustee,  upon
satisfaction  of  the Rating Agency  Condition
with  the  consent of (i) the  Holder  of  the
Exchangeable  Certificate,  if  it  would   be
adversely affected by such amendment, and (ii)
the    Holders    of   Investor   Certificates
evidencing  more  than 50%  of  the  aggregate
unpaid   principal  amount  of  the   Investor
Certificates of all adversely affected Series,
for the purpose of adding any provisions to or
changing  in  any  manner  or  eliminating  or
waiving  any of the provisions of the  Pooling
and  Servicing Agreement or any Supplement  or
of  modifying in any manner the rights of  the
Certificateholders.  Any  such  amendment  and
any   such  consent  by  the  Holder  of  this
Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

          Other  then  with  respect  to   the
Initial  Holder, this Certificate may  not  be
acquired or held by or for the account of  any
employee benefit plan or individual retirement
account subject to Title I of ERISA or Section
4975  of  the  Internal Revenue Code,  or  any
trust  established  under  any  such  employee
benefit  plan or individual retirement account
(or  established to hold the assets  thereof),
or  any  governmental plan  (as  defined  in
section  3(32) of ERISA or Section  414(d)  of
the  Code) or subject to any law or regulation
similar to those contained in Section  406  of
ERISA  or Section 4975 of the Internal Revenue
Code   (each   such  employee  benefit   plan,
individual  retirement account and  trust,  an
ERISA  Plan).  No part of the funds used  by
any Person to acquire or hold this Certificate
may  constitute assets (within the meaning  of
ERISA    and   any   applicable   rules    and
regulations) of an ERISA Plan.

          THIS  CERTIFICATE SHALL BE CONSTRUED
IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF
THE STATE OF NEW YORK.

          IN  WITNESS  WHEREOF, the  Depositor
has   caused  this  Certificate  to  be   duly
executed.

GOTTSCHALKS CREDIT RECEIVABLES CORPORATION, as
Depositor

By: \s\ Michael Geele
Title:  President

CERTIFICATE OF AUTHENTICATION

          This   is  one  of  the  Gottschalks
Credit  Card Master Trust       %  Fixed  Base
Credit   Card   Certificates,  Series   1999-1
referred to in the Series Supplement.

BANKERS  TRUST COMPANY, not in its  individual
capacity,  but  solely  in  its  capacity   as
Trustee

By: \s\ Lillian Perros
Title:  Vice President

Dated:

                  EXHIBIT A-2

       FORM OF SUBORDINATED CERTIFICATE

THIS  CERTIFICATE MAY NOT BE TRANSFERRED AFTER
INITIAL PURCHASE.

THIS  CERTIFICATE MAY NOT BE ACQUIRED OR  HELD
BY  OR  FOR THE ACCOUNT OF AN ERISA  PLAN  (AS
DEFINED BELOW)

          THE  GOTTSCHALKS CREDIT CARD  MASTER
TRUST  HAS  NOT  BEEN  REGISTERED  UNDER   THE
INVESTMENT  COMPANY ACT OF 1940,  AS  AMENDED.
THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY
STATE SECURITIES LAWS, AND MAY NOT BE SOLD  OR
OTHERWISE TRANSFERRED IN THE ABSENCE  OF  SUCH
REGISTRATION  OR AN EXEMPTION THEREFROM.   THE
TRANSFER,  ASSIGNMENT,  EXCHANGE,  PLEDGE   OR
OTHER  CONVEYANCE OF THIS CERTIFICATE  IS  NOT
PERMITTED EXCEPT IN COMPLIANCE WITH THE  TERMS
AND  CONDITIONS SET FORTH IN THE  POOLING  AND
SERVICING   AGREEMENT   AND   1999-1    SERIES
SUPPLEMENT   TO  THE  POOLING  AND   SERVICING
AGREEMENT  UNDER  WHICH  THIS  CERTIFICATE  IS
ISSUED (COPIES OF WHICH ARE AVAILABLE FROM THE
TRUSTEE UPON REQUEST).  ANY TRANSFEREE OF THIS
CERTIFICATE IS DEEMED AS OF THE DATE  OF  SUCH
TRANSFER   TO   MAKE  CERTAIN  REPRESENTATIONS
RELATING TO ERISA AND OTHER MATTERS.

     GOTTSCHALKS CREDIT CARD MASTER TRUST
           SUBORDINATED CERTIFICATE
                 SERIES 1999-1

          This   certifies  that   GOTTSCHALKS
CREDIT     RECEIVABLES    CORPORATION     (the
Subordinated   Certificateholder)   is   the
registered  owner  of  a fractional  undivided
interest   not  allocated  to  the  Investors'
Interest  or  the  Exchangeable  Interest   in
certain   assets  of  a  trust  (the  Trust)
created  pursuant to the Pooling and Servicing
Agreement,  dated as of March 1,  1999,  among
Gottschalks Credit Receivables Corporation, as
depositor (the Depositor), Gottschalks Inc.,
as  servicer  (the  Servicer),  and  Bankers
Trust Company, as trustee (the Trustee) (the
Pooling   and   Servicing   Agreement),   as
supplemented  by the Series 1999-1  Supplement
dated   as   of  March  1,  1999,  among   the
Depositor, the Servicer and the Trustee,  (the
Series Supplement).  Capitalized terms  used
but  not  otherwise defined herein shall  have
the  meanings ascribed thereto in the  Pooling
and   Servicing   Agreement  or   the   Series
Supplement, as applicable.

          The corpus of the Trust includes (i)
all  Receivables sold, transferred,  assigned,
set  over and otherwise conveyed to the  Trust
pursuant  to  Section 2.01 of the Pooling  and
Servicing Agreement, (ii) all monies due or to
become  due  and  all  amount  received   with
respect   thereto  and  all  proceeds  thereof
(including  proceeds, as defined in  Section
9-306 of the UCC as in effect in the State  of
California), and Miscellaneous Payments, (iii)
all   monies  on  deposit  in,  and   Eligible
Investments   credited  to,   the   Collection
Account or any Series Account and (iv) all monies as are from time to time available under any Enhancements.

          This Certificate is issued under and
subject   to   the   terms,   provisions   and
conditions   of  the  Pooling  and   Servicing
Agreement  and  the  Series  Supplement.    By
acceptance     hereof,    the     Subordinated
Certificateholder assents to and is  bound  by
the  terms, provisions and conditions  of  the
Pooling and Servicing Agreement and the Series
Supplement,   as   each   may   be    amended,
supplemented or otherwise modified  from  time
to time.  This Certificate does not purport to
summarize  the Pooling and Servicing Agreement
or the Series Supplement and reference is made
to the Pooling and Servicing Agreement and the
Series Supplement for information with respect
to    the    interests,   rights,    benefits,
obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement and the Series Supplement
(without schedules) may be requested from the Trustee by writing to the Trustee at Bankers
Trust  Company, Four Albany Street, New  York,
New  York 10006, Attention: Corporate Trust  &
Agency Group, Structured Finance Team.

          The  Pooling and Servicing Agreement
and  the Series Supplement may be amended from
time to time, in certain circumstances, by the
Servicer, the Depositor, the Trustee  and  (if
the  Seller  is not the Servicer)  the  Seller
without   the   consent   of   any   of    the
Certificateholders.  The Pooling and Servicing
Agreement and the Series Supplement  may  also
be  amended from time to time as specified  in
the  Pooling  and Servicing Agreement  by  the
Servicer, the Depositor and the Trustee,  upon
satisfaction  of the Rating Agency  Condition,
with  the  consent of (i) the  Holder  of  the
Exchangeable  Certificate,  if  it  would   be
adversely affected by such amendment, and (ii)
the    Holders    of   Investor   Certificates
evidencing  more  than 50%  of  the  aggregate
unpaid   principal  amount  of  the   Investor
Certificates of all adversely affected Series,
for the purpose of adding any provisions to or
changing  in  any  manner  or  eliminating  or
waiving  any of the provisions of the  Pooling
and  Servicing Agreement or any Supplement  or
of  modifying in any manner the rights of  the
Certificateholders.  Any  such  amendment  and
any   such  consent  by  the  Holder  of  this
Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

          THIS   CERTIFICATE   MAY   NOT    BE
TRANSFERRED AFTER INITIAL PURCHASE.

          This Certificate may not be acquired
or  held by or for the account of any employee
benefit  plan or individual retirement account
subject to Title I of ERISA or Section 4975 of
the   Internal  Revenue  Code,  or  any  trust
established  under any such  employee  benefit
plan  or  individual  retirement  account  (or
established  to hold the assets  thereof),  or
any governmental plan (as defined in section
3(32)  of ERISA or Section 414(d) of the Code)
or subject to any law or regulation similar to
those  contained in Section 406  of  ERISA  or
Section  4975  of  the Internal  Revenue  Code
(each  such  employee benefit plan, individual
retirement  account  and  trust,   an   ERISA
Plan).   No  part of the funds  used  by  any
Person to acquire or hold this Certificate may constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan.

          THIS  CERTIFICATE SHALL BE CONSTRUED
IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF
THE STATE OF NEW YORK.

          IN  WITNESS  WHEREOF, the  Depositor
has   caused  this  Certificate  to  be   duly
executed.

          GOTTSCHALKS    CREDIT    RECEIVABLES
CORPORATION, as Depositor

By: \s\ Michael Geele
Title:  President



CERTIFICATE OF AUTHENTICATION

          This   is  one  of  the  Gottschalks
Credit    Card   Master   Trust   Subordinated
Certificates, Series 1999-1 referred to in the Series Supplement.

BANKERS  TRUST COMPANY, not in its  individual
capacity,  but  solely  in  its  capacity   as
Trustee

By: \s\ Lillian Perros
Title:  Vice President

Dated:

                   EXHIBIT B

      FORM OF DISTRIBUTION DATE STATEMENT



     GOTTSCHALKS CREDIT CARD MASTER TRUST
                (SERIES 1999-1)


          Reference  is  made to that  certain
Pooling and Servicing Agreement, dated  as  of
March  1,  1999,  among  the  Depositor,   the
Servicer  and  the Trustee (the  Pooling  and
Servicing Agreement), as supplemented by  the
Series 1999-1 Supplement dated as of March  1,
1999    (the   Series   Supplement),   among
Gottschalks Credit Receivables Corporation, as
depositor (the Depositor), Gottschalks Inc.,
as  servicer  (the  Servicer),  and  Bankers
Trust  Company,  as trustee  (the  Trustee).
Capitalized  terms  used  but  not   otherwise
defined   herein  shall  have   the   meanings
ascribed  thereto in the Pooling and Servicing
Agreement   or   the  Series  Supplement,   as
applicable.

          Under   the  Pooling  and  Servicing
Agreement, the Servicer is required to prepare
certain information for each Distribution Date
regarding current distributions to the Holders
of  the Fixed Base Certificates (the Investor
Certificateholders) and  the  performance  of
the  Gottschalks Credit Card Master Trust (the
Trust) during the Related Collection Period.
The  information  which  is  required  to   be
prepared with respect to the                 ,
____ Distribution Date and with respect to the
performance  of the Trust during  the  Related
Collection  Period for such Distribution  Date
is   set   forth   below.   Certain   of   the
information  is presented on the basis  of  an
original   principal  amount  of  $1,000   per
Certificate.   Certain  other  information  is
presented based on the aggregate amounts for the Trust as a whole.

(A)  Information Regarding the Current Monthly
Distribution   for   the    Fixed    Base
Certificates (stated on the basis of $1,000 original principal amount).

(1)     The    total   amount   of    the  $
        distribution  to  Series   1999-1
        Fixed Base Certificateholders  on
        the  current  Distribution  Date,
        per   $1,000  original  principal
        amount:

(2)     The    total   amount   of    the  $
        distribution  to  Series   1999-1
        Fixed Base Certificateholders  in
        respect   of  interest   on   the
        current  Distribution  Date,  per
        $1,000 original principal amount:


(3)     The    total   amount   of    the  $
        distribution  to  Series   1999-1
        Fixed Base Certificateholders  in
        respect  of  principal   on   the
        current  Distribution  Date,  per
        $1,000 original principal amount:

(4)     The    total   amount   of    the  $
        distribution  to  Series   1999-1
        Fixed Base Certificateholders  in
        respect of any Make Whole Premium
        on the current Distribution Date,
        per   $1,000  original  principal
        amount:

(5)     Investor Charge-Offs allocated in  $
        reduction   of  the  Fixed   Base
        Invested  Amount for the  current
        Collection Period:

(6)     Fixed  Base  Certificate  Balance  $
        before        the       foregoing
        distributions and allocations:

(7)     Fixed  Base  Certificate  Balance  $
        after the foregoing distributions
        an allocations:

(8)     Investor Charge-Offs allocated in  $
        reduction   of  the  Subordinated
        Invested  Amount for the  current
        Collection Period:

(9)     Subordinated   Invested    Amount  $
        after the foregoing distributions
        and allocations:

((B) Information Regarding Interest, Carryover
Interest, Unpaid Principal and Make Whole
Premium for the Fixed Base Certificates.

(1)     FBC Interest Rate for the related  ______%
        Interest Period (generally 7.664%
        per   annum,  but  8.414  if  the
        rating   of   the   Fixed    Base
        Certificates    is    downgraded,
        modified or withdrawn):

(2)     Amount of interest accrued during  $
        the related Collection Period  on
        the    Fixed   Base   Certificate
        Balance:


(3)     Amount of interest (including any  $
        FBC  Carryover Interest)  due  on
        the   current  Distribution  Date
        with  respect to the  Fixed  Base
        Certificates:

(4)     Amount of interest distributed on  $
        the current Distribution Date  to
        the  Holders  of the  Fixed  Base
        Certificates:

        (a)                                   Portion thereof$
           funded from Investor Finance Charge Collections:

        (b)                                   Portion thereof$
           funded from Spread Account:

        (c)                                   Portion thereof$
           funded from Investor Principal Collections allocated to the Subordinated Certificate

        (d)                                   Portion thereof$
           funded from Retained Amount Account:

(5)     Amount,  if any, of FBC Carryover  $
        Interest that will be due on  the
        next Distribution Date:

(6)     Amount  of principal due  on  the  $
        current  Distribution  Date  with
        respect   to   the   Fixed   Base
        Certificates     (i.e.,     zero,
        Controlled Amortization Amount or
        Outstanding      Fixed       Base
        Certificate Balance):

(7)     Amount  of  principal distributed  $
        on  the current Distribution Date
        with  respect to the  Fixed  Base
        Certificates

(8)     Amount   of   previously   unpaid  $
        principal  to  be distributed  on
        the current Distribution Date  to
        the  Holders  of the  Fixed  Base
        Certificates

(9)     Amount   of  Make  Whole  Premium  $
        (including    accrued    interest
        thereon,  if  any)  due  on   the
        current  Distribution  Date  with
        respect   to   the   Fixed   Base
        Certificates


(10)    Amount   of  Make  Whole  Premium  $
        (including    accrued    interest
        thereon,    if   any)    to    be
        distributed   on   the    current
        Distribution Date to the  Holders
        of the Fixed Base Certificates

(11)    Amount,  if  any, of unpaid  Make  $
        Whole  Premium (including accrued
        interest thereon, if any) for the
        current   Interest  Period   with
        respect   to   the   Fixed   Base
        Certificates

(C)  Principal  Receivables in the  Trust  and
Allocation Percentages

(1)     The  aggregate amount of Eligible  $
        Principal  Receivables   in   the
        Trust   (which  is  net  of   the
        Discount Portion thereof)  as  of
        the  first  day  of  the  Related
        Collection Period:

(2)     The  aggregate amount of Eligible  $
        Principal  Receivables   in   the
        Trust   (which  is  net  of   the
        Discount Portion thereof)  as  of
        the   last  day  of  the  Related
        Collection Period:

(3)     The  aggregate amount of Eligible  $
        Principal  Receivables   in   the
        Trust   (which  is  net  of   the
        Discount     Portion     thereof)
        represented   by   the   Invested
        Amounts  of  the Certificates  of
        all  outstanding Series as of the
        first    day   of   the   related
        Collection Period (i.e., the  sum
        of   the   amounts   derived   by
        multiplying  item  C(1)  by   the
        product  of the Series Allocation
        Percentage  and by  the  Floating
        Allocation  Percentage  (if  such
        Collection    period    commenced
        during  the Revolving Period)  or
        the   Fixed/Floating   Allocation
        Percentage  (if  such  Collection
        Period   commenced   after    the
        termination   of  the   Revolving
        Period)   for   each  outstanding
        Series):

(4)     Fixed  Base  Invested Amount  for  $
        Series 1999-1 as of the first day
        of the related Collection Period:

(5)     Subordinated Invested Amount  for  $
        Series 1999-1 as of the first day
        of the related Collection Period:

(6)     The  Required Series Pool Balance  $
        for Series 1999-1 as of the first
        day  of  the  related  Collection
        Period (i.e., the sum of C(4) and
        C(5)):

(7)     Series Allocation Percentage  for  ________%
        Series  1999-1 (i.e.,  item  C(6)
        divided  by the sum of item  C(6)
        plus  the  equivalent amount  for
        each outstanding Series):

(8)     Series    1999-1   Series    Pool  $
        Balance:  The amount of Principal
        Receivables    in    the    Trust
        represented   by  Series   1999-1
        (i.e.,  the product of  C(1)  and
        item C(7)):

(9)     Floating   Allocation  Percentage  ________%
        for  Series  1999-1  (i.e.,  item
        C(6) divided by item C(8) each as
        of  the  first day of the related
        Collection Period):

(10)    Fixed/Floating         Allocation  ________%
        Percentage   for  Series   1999-1
        (i.e., item C(6) divided by  item
        C(8), each as of the first day of
        the  last  Collection  Period  to
        commence   during  the  Revolving
        Period):

(11)    FBC      Principal     Allocation  _________%
        Percentage   (i.e.,   item   C(4)
        divided  by the sum of item  C(4)
        and item C(5) as of the first day
        of  the related Collection Period
        or,  for  any  Collection  Period
        commencing  after the termination
        of  the  Revolving  Period,  item
        C(4)  divided by the sum of  item
        C(4)  and item C(5), each  as  of
        the   first  day  of   the   last
        Collection  Period  to   commence
        during the Revolving Period):

(12)    SC      Principal      Allocation  _________%
        Percentage   (i.e.,   item   C(5)
        divided  by the sum of item  C(4)
        and item C(5) as of the first day
        of  the related Collection Period
        or,  for  any  Collection  Period
        commencing  after the termination
        of  the  Revolving  Period,  item
        C(5)  divided by the sum of  item
        C(4)  and item C(5), each  as  of
        the   first  day  of   the   last
        Collection  Period  to   commence
        during the Revolving Period):

(13)    Exchangeable Holder's Interest as  $_______________
        of  the  first day of the related  ___
        Collection  Period  (i.e.,   item
        C(8) minus item C(6)):

(D) Information Regarding the Performance of the Trust.

(1)     Aggregate Collections

        (a)The   aggregate   amount   of   $
           payments    on    Receivables
           processed  for  the   Related
           Collection Period:

        (b)The   aggregate   amount   of   $
           payments    on    Receivables
           comprising          Principal
           Collections   processed   for
           the     Related    Collection
           Period:

        (c)The   aggregate   amount   of   $
           payments    on    Receivables
           comprising   Finance   Charge
           Collections   processed   for
           the     Related    Collection
           Period:

(2)     Principal Collections.

        (a)The   aggregate   amount   of   $
           Principal         Collections
           processed during the  Related
           Collection  Period  allocated
           to  Series 1999-1 (i.e.,  the
           product  of item D(1)(b)  and
           item C(7)):

        (b)The   aggregate   amount   of   $
           Principal         Collections
           processed during the  Related
           Collection  Period  allocated
           to   Series  1999-1  Investor
           Certificates    (i.e.,    the
           product  of item D(2)(a)  and
           item  C(9),  if  the  related
           Collection  Period  commences
           during  the Revolving Period,
           or   the   product  of   item
           D(2)(a)  and  item  C(10)  if
           such     Collection    Period
           commences      after      the
           Revolving              Period
           terminates):


        (c)The   aggregate   amount   of   $
           Principal         Collections
           processed during the  Related
           Collection  Period  allocated
           to     the     Fixed     Base
           Certificates    (i.e.,    the
           product  of item D(2)(b)  and
           item C(11)):

        (d)The   aggregate   amount   of   $
           Principal         Collections
           processed during the  Related
           Collection  Period  allocated
           to      the      Subordinated
           Certificate    (i.e.,     the
           product  of item D(2)(b)  and
           item C(13)):

        (e)The   aggregate   amount   of   $
           Principal         Collections
           processed during the  Related
           Collection  Period  allocated
           to      the      Exchangeable
           Certificate    (i.e.,     the
           product  of item D(2)(a)  and
           [100%  minus item  C(9)],  if
           the     related    Collection
           Period  commences during  the
           Revolving  Period,   or   the
           product  of item D(2)(a)  and
           [100%  minus  item  C(10)],if
           such     Collection    Period
           commences      after      the
           Revolving  Period  terminates
           ):

(3)     Finance Charge Collections

        (a)The   aggregate   amount   of   $
           Finance   Charge  Collections
           processed during the  Related
           Collection  Period  allocated
           to  Series 1999-1 (i.e.,  the
           product  of item D(1)(c)  and
           item C(7)):

        (b)The   aggregate   amount   of   $
           Finance   Charge  Collections
           processed during the  Related
           Collection  Period  allocated
           to   Series  1999-1  Investor
           Certificates    (i.e.,    the
           product  of item D(3)(a)  and
           item C(9)):


        (c)The   aggregate   amount   of   $
           Finance   Charge  Collections
           processed during the  Related
           Collection  Period  allocated
           to     the     Fixed     Base
           Certificates    (i.e.,    the
           product  of item D(3)(b)  and
           [item  C(4) divided  by  item
           C(6)]):

        (d)The   aggregate   amount   of   $
           Finance   Charge  Collections
           processed during the  Related
           Collection  Period  allocated
           to      the      Subordinated
           Certificate    (i.e.,     the
           product  of item D(3)(b)  and
           [item  C(5) divided  by  item
           C(6)]):

        (e)The   aggregate   amount   of   $
           Finance   Charge  Collections
           processed during the  Related
           Collection  Period  allocated
           to      the      Exchangeable
           Certificate    (i.e.,     the
           product  of item D(3)(a)  and
           [100% minus item C(9)]):

(4)     Defaulted  Receivables,   Default
        Amounts and Investor Charge-Offs

        (a)Default    Amount   for    the  $
           Related Collection Period:

        (b)The  portion  of  the  Default  $
           Amount   allocable  to  Series
           1999-1  (i.e., the product  of
           item D(4)(a) and item C(7)):

        (c)Investor Default Amount:   The  $
           portion of the Default  Amount
           allocable to the Series  1999-
           1     Investor    Certificates
           (i.e.,  the  product  of  item
           D(4)(b) and item C(9)):

        (d)The  portion  of  the  Default  $
           Amount   allocable   to    the
           Exchangeable       Certificate
           (i.e.,  the  product  of  item
           D(4)(b) and [100% minus   item
           C(9)]):


        (e)The  portion  of the  Investor  $
           Default  Amount  funded   from
           the  Investor Default Holdback
           Amount    for   the    related
           Collection Period:

           1. Investor  Default  Holdback  $
               Amount  (i.e., the greater
               of  (A) the average of the
               Investor  Default   Amount
               for  the preceding  twelve
               Collection Periods and (B)
               the Servicer's expectation
               as to the Investor Default
               Amount   for  the  related
               Collection Period):

           2. Excess  of Investor Default  $
               Holdback    Amount    over
               Investor  Default   Amount
               (i.e.,   item   D(4)(e)(1)
               minus item D(4)(c)):

           3. Excess  of Investor Default  $
               Amount    over    Investor
               Default  Holdback   Amount
               (i.e., item D(4)(c)  minus
               item D(4)(e)(1)):

        (f)The  portion  of the  Investor  $
           Default  Amount  funded   from
           the  Spread  Account  for  the
           related Collection Period:

        (g)The  portion  of the  Investor  $
           Default  Amount  funded   from
           reallocations   of    Investor
           Principal          Collections
           allocated  to the Subordinated
           Certificate  for  the  related
           Collection Period:

        (h)Investor Charge-Offs  for  the  $
           Subordinated      Certificate:
           The  portion  of the  Investor
           Default  Amount  allocated  in
           reduction  of the Subordinated
           Invested   Amount   for    the
           related Collection Period:

        (i)The  portion  of the  Investor  $
           Default  Amount  funded   from
           the   Investor  Component   of
           amounts  on  deposit  in   the
           Retained  Amount  Account  for
           the     related     Collection
           Period:

        (j)                                   Principal$
           Collections allocated to Fixed Base Certificates used to fund Investor Default Amounts allocated to Fixed
           Base Certificates:

        (k)Investor Charge-Offs  for  the  $
           Fixed Base Certificates:   The
           portion    of   the   Investor
           Default  Amount  allocated  in
           reduction  of the  Fixed  Base
           Invested   Amount   for    the
           related Collection Period:

        (l)Investor    Finance     Charge  $
           Collections used to  reimburse
           Investor           Charge-Offs
           previously  allocated  to  the
           Fixed Base Certificates:

        (m)Amounts withdrawn from  Spread  $
           Account  to reimburse Investor
           Charge-Offs         previously
           allocated  to the  Fixed  Base
           Certificates:

        (n)                                   Principal$
           Collections allocated to Subordinated Certificate used to fund Investor Charge-Offs previously allocated to Fixed Base Certificates:

        (o)Amounts     withdrawn     from  $
           Retained  Amount  Account   to
           reimburse   Investor   Charge-
           Offs  previously allocated  to
           the Fixed Base Certificates:

        (p)                                   Principal$
           Collections allocated to Fixed Base Certificates used to fund Investor Charge-Offs previously allocated to Fixed Base Certificates:

        (q)Aggregate          outstanding  $
           unreimbursed Investor  Charge-
           Offs  allocated to  the  Fixed
           Base  Certificates as of  this
           Distribution Date:

        (r)Investor    Finance     Charge  $
           Collections used to  reimburse
           Investor           Charge-Offs
           previously  allocated  to  the
           Subordinated Certificate:

        (s)                                   Principal$
           Collections allocated to Subordinated Certificate used to fund Investor Charge-Offs previously allocated to Subordinated Certificate:

        (t)Amounts     withdrawn     from  $
           Retained  Amount  Account   to
           reimburse   Investor   Charge-
           Offs  previously allocated  to
           the Subordinated Certificate:

        (u)Aggregate          outstanding  $
           unreimbursed Investor  Charge-
           Offs    allocated    to    the
           Subordinated  Certificate   as
           of this Distribution Date:

(5)     Aging of Receivables.

        (a)The    aging    of   Principal
           Receivables  as  of  the  last
           day  of the related Collection
           Period:

           1. Current:                     $

           2. 1-29 days:                   $

           3. 30-59 days:                  $

           4. 60-89 days:                  $

           5. 90-119 days:                 $

           6. 120-149 days:                $

           7. 150-179 days:                $

           8. 180+ days:                   $

           9. Total                        $


        (b)                                   The aging of
           Principal Receivables as of the last day of the related Collection Period as a percentage of the aggregate amount of Principal Receivables as of such day:

           1. Current:                               %

           2. 1-29 days:                             %

           3. 30-59 days:                            %

           4. 60-89 days:                            %

           5. 90-119 days:                           %

           6. 120-149 days:                          %

           7. 150-179 days:                          %

           8. 180+ days:                             %

           9. Total                             100  %

(6)     Extraordinary             Trustee
        Fees/Servicing Transfer

        (a)     Amounts drawn under$_______________
           $200,000 letter of credit or surety bond to cover fees___ and expenses of Trustee in performing duties following an Early Amortization Event or costs of transfer of servicing duties:

        (b)    Finance Charge$_______________
           Collections applied to cover fees and expenses of___
           Trustee in performing duties following an Early
           Amortization Event or costs of transfer of servicing duties (not in excess of $200,000 less amounts, if any, drawn under item D(6)(a)):

        (c)    Amounts drawn or$_______________
           released from the Spread Account to fund amounts___ described in D(6)(a) and not covered by item D(6)(a) and D(6)(b):


        (d)    Finance Charge$_______________
           Collections applied to cover premiums or reimbursements___ of amounts drawn under $200,000 letter of credit or surety bond:

(7)     Servicing Fee

        (a)    Aggregate Monthly$
           Servicing Fee accrued during the Related Collection
           Period (i.e., the product of 1/12, 3.0% per annum and item C(6)):

        (b)    Aggregate Monthly$
           Senior Servicing Fee accrued during the Related Collection Period (i.e., the product of D(7)(a) and 5/6, for each Collection Period commencing prior to a transfer of servicing duties, and simply item D(7)(a) for each Collection Period commencing after a transfer of servicing duties):

        (c)    Aggregate Monthly$
           Subordinated Servicing Fee accrued during the Related Collection Period (i.e., the product of D(7)(a) and 1/6, for each Collection Period commencing prior to a transfer of servicing duties, and zero for each Collection Period commencing after a transfer of servicing duties):

        (d)     The aggregate amount$
           of the Monthly Senior Servicing Fee paid to the Servicer for the Related Collection Period from Finance Charge Collections:

        (e)    The aggregate amount$
           of the Monthly Senior Servicing Fee paid to the Servicer for the Related Collection Period from the Spread Account:

        (f)   The aggregate amount$
           of the Monthly Senior Servicing Fee not paid to the Servicer for the Related Collection Period:

        (g)    The aggregate amount$
           of the Monthly Subordinated Servicing Fee paid to the Servicer for the Related Collection Period from Finance Charge Collections:

        (h)    The aggregate amount$
           of the Monthly Subordinated Servicing Fee not paid to the Servicer for the Related Collection Period:

(8)     Other  Applications  of  Investor
        Finance Charge Collections:

        (a)  Deposited into$
           Spread Account for the related Collection Period:

        (b) Applied to fund Make$
           Whole Premium:

        (c) Released to$
           Depositor for Purchase of Receivables:

(9)     Other  applications  of  Investor
        Principal Collections

        (a)  Deposited into$
           Retained Amount Account for the related Collection
           Period:

        (b) Applied to fund Make$
           Whole Premium:

        (c) Applied to reduce$
           Subordinated Invested Amount:

        (d) Released to$
           Depositor for Purchase of Receivables:

(10)    Aggregate Investor Finance Charge  $
        Collections     and      Investor
        Principal Collections released to
        Depositor    for   Purchase    of
        Receivables:

(11)    Spread Account

        (a)  Was a Spread AccountYes/No
           Trigger in effect during the related Collection Period? (see item D(12))


        (b)  Was a Spread AccountYes/No
           Trigger cured during the related Collection Period? (see item D(12) for the related and 2 preceding Collection Periods or, after the Distribution Date in August 2002, the related and 5 preceding Collection Periods, and no Early Amortization Event has occurred) (if so, all amounts will be released from Spread Account and run through the Investor Finance Charge Collection waterfall):

        (c) Spread Account$
           Requirement as of the last day of the Related Collection Period (i.e., after making all daily calculations of (i) sum of item A(6), plus (ii) [item B(3) minus item B(4)(a)], plus [item D(4)(c) minus item D(4)(e)], plus [item D(4)(k) minus [item D(4)(l) plus item D(4)(r)], minus (ii) Investor Principal Collections on deposit on such day in the Collection Account and available for item B(2) and B(6) in the aggregate, and minus (iii) item D(13)(c) the Investor Component of amounts on deposit in the Retained Amount Account):

        (d) Amount on deposit in$
           the Spread Account as of the Determination Date relating to the preceding Distribution Date:

        (e) Amounts, if any,$
           deposited into the Spread Account for the related
           Collection Period:

        (f) The aggregate amount$
           on deposit in the Spread Account as of the related
           Determination Date:

        (g) The amount of any$_______________
           Deficiency Amount for the current Collection Period__ (i.e., ) [item B(3) minus item B(4)(a)], plus [item D(4)(c) minus item D(4)(e)], plus [item D(4)(k) minus
           [item D(4)(l) plus item D(4)(r)]):.......... .......

        (h) The amount, if any,$
           to be withdrawn from the Spread Account to cover any Deficiency Amount (i.e., the lesser of item D(11)(e) and item D(11)(f)):

        (i) The amount, if any,$
           to be withdrawn from the Spread Account to fund principal distributions to the Fixed Base Certificates:

        (j) The amount, if any,$
           to be withdrawn from the Spread Account to fund any Make Whole Premium:

        (k) The balance of the$
           Spread Account after making the foregoing distributions

(12)    Spread Account Triggers

        (a) Have the Fixed BaseYes/No
           Certificates been put on credit watch with negative implications by the Rating Agency?

                                    Actual  Required  Yes/N
                                       %        %       o

        (b)  Average of the         greater
           Portfolio Yields for the three preceding months: than 14.50%

        (c)  Average of the          less
           Default Rates for the three preceding months: than 8.50%

        (d)  Average of the         greater
           Excess Spreads for the three preceding months: than 3.00%

        (e)  Average of the          less
           Delinquency Rates for the three preceding months:than 2.00%

        (f)  Average of the         greater
           Monthly Payment Rates for the three preceding months: than 22.50%

(13)    Retained Amount Account.

        (a)                                   Balance of the$
           Retained Amount Account on the Determination Date relating to the preceding Distribution Date:

        (b)                                   Balance of the$
           Retained Amount Account on the related Distribution
           Date:

            1. Gross             increase  $
               attributable  to  increase
               in Investor Component:

            2. Gross             decrease  $
               attributable  to  decrease
               in Investor Component:

            3. Gross             increase  $
               attributable  to  increase
               in  Retained  Exchangeable
               Amount:

            4. Gross             decrease  $
               attributable  to  decrease
               in  Retained  Exchangeable
               Amount:

        (c)                                   Investor Component$
           of amounts on Deposit in the Retained Amount Account on the related Determination Date: Aggregate of Amounts on deposit in the Retained Amount Account on the related Determination Date because of deposits made because the Required Series Pool Balance exceeded the Series Pool balance and the Investor Component of amounts on deposit therein on one or more days during any preceding Collection Period less amounts thereof withdrawn and applied for following items:

        (d)                                   Amounts withdrawn$
           from the Investor Component of amounts on deposit in the Retained Amount Account to fund any Controlled
           Amortization Amount:

        (e)                                   Amounts withdrawn$
           from the Investor Component of amounts on deposit in the Retained Amount Account to fund any Investor
           Default Amounts allocated to the Fixed Base
           Certificates:

        (f)                                   Amounts withdrawn$
           from the Investor Component of amounts on deposit in the Retained Amount Account to fund any Investor Charge-Offs allocated to the Fixed Base Certificates:

        (g)                                   Amounts withdrawn$
           from the Investor Component of amounts on deposit in the Retained Amount Account to fund any Make Whole
           Premium (and any interest accrued thereon):

        (h)                                   Amounts withdrawn$
           from the Investor Component of amounts on deposit in the Retained Amount Account to fund any distribution of principal to the holder of the Subordinated
           Certificate:

        (i)                                   Retained$
           Exchangeable Amounts on deposit in the Retained Amount Account on the related Determination Date: Amounts deposited therein because the Required Exchangeable Certificate Amount exceeded the Exchangeable Holder's Interest, plus the aggregate amount of Eligible Past Due Receivables (item D(5)(a)(6) plus item D(5)(a)(7)), plus the Retained Exchangeable Amount on deposit in the Retained Amount Account on one or more days during any preceding Collection Period less amounts thereof withdrawn pursuant to item and applied for following items:

           1. Required       Exchangeable  $
              Certificate Amount (product
              of  [the  greater  of  item
              D(13)(i)(4) or  7.00%]  and
              item C(6)):

           2. Net    amount   of   charge  $
              account  refunds or  return
              credits      given       by
              Gottschalks              to
              accountholders  during  the
              Anniversary   Month   (same
              calendar  month as  related
              Collection Period, one year
              previous):

           3. Net   sales   credited   to  $
              Gottschalks charge accounts
              during   such   Anniversary
              Month:

           4. Item D(13)(i)(2) divided by  _________%
              item D(13)(i)(3):

        (j)                                   Amounts withdrawn$
           from the Retained Exchangeable Amount on deposit in the Retained Amount Account and released to the holder of the Exchangeable Certificate:

        (k) Amounts remaining on$ deposit in the Retained Amount Account after the preceding applications:

        (l)                                   Investor Component$
           of amounts remaining on deposit in the Retained Amount
           Account after the preceding applications:

        (m)                                   Retained$
           Exchangeable Amount remaining on deposit in the Retained Amount Account after the preceding applications:

(14)    Early Amortization Events.

        (a)                                   Numerical Triggers
           (Article VII of Series Supplement to Pooling and
           Servicing Agreement)

           1.The  balance of the Investor  Yes/No
              Component  of the  Retained
              Amount Account was required
              to   exceed  $3.5   million
              (i.e.,  item C(6)  exceeded
              item C(8) by more than $3.5
              million) for 60 consecutive
              days.

           2.The   Subordinated  Invested  Yes/No
              Amount   has  been  written
              down     by    more    than
              $2,161,685  (33%   of   the
              Subordinated       Invested
              Amount  as  of the  Closing
              Date)  on  a day  when  the
              Fixed  Base Invested Amount
              was greater than zero.


           3.The    sum   of   (A)    the  Yes/No
              Exchangeable       Holder's
              Interest  (item  C(13)   if
              measured on a daily basis),
              (B) the aggregate principal
              amount of any Eligible Past
              Due    Receivables    (item
              D(5)(a)(6)    plus     item
              D(5)(a)(7)  measured  on  a
              daily  basis), and (C)  the
              Retained       Exchangeable
              Amount    (item    D(13)(m)
              measured on a daily  basis)
              was   reduced   below   the
              Required       Exchangeable
              Certificate  Amount   (item
              D(13)(i)(1) measured  on  a
              daily basis):

                                    Actual  Required  Yes/N
                                       %        %       o

           4. Average    of    the           greater
              Portfolio Yields for            than
              the  three preceding           12.00%
              months:

           5. Average    of    the            less
              Default  Rates   for            than
              the  three preceding           10.00%
              months:

           6. Average    of    the           greater
              Excess  Spreads  for            than
              the  three preceding            1.00%
              months:

           7. Average    of    the            less
              Delinquency    Rates            than
              for     the    three            3.00%
              preceding months:

           8. Average    of    the           greater
              Monthly      Payment            than
              Rates  for the three           17.50%
              preceding months:

        (b) Non-Numerical Triggers

           1. The Depositor has failed to  Yes/No
              make  any material payments
              or  transfer of  funds  for
              the       benefit        of
              Certificateholders   within
              two   Business   Days    of
              receipt  of notice of  such
              failure.

           2. The      Depositor      has  Yes/No
              materially   breached   any
              covenant     under      the
              Agreement  or  any   Series
              Supplement or has  come  to
              have  knowledge that any of
              its the representations  or
              warranties    under     the
              Agreement  or  the   Series
              Supplement     has     been
              breached.

           3. The Trust is required to be  Yes/No
              registered as an investment
              company  within the meaning
              of  the  Investment Company
              Act of 1940, as amended.

           4. The  Depositor is  required  Yes/No
              to   be  registered  as  an
              investment  company  within
              the    meaning    of    the
              Investment Company  Act  of
              1940, as amended.

           5. A   Servicer  Default   has  Yes/No
              occurred           (specify
              ___________________________
              ___________________________
              ___________________________
              _______________.

           6. The Depositor has failed to  Yes/No
              designate Blocked  Accounts
              as Supplemental Accounts on
              any  Determination Date  on
              which  the Required  Series
              Pool  Balance exceeded  the
              sum   of  the  Series  Pool
              Balance  and  the  Investor
              Component of the amount  on
              deposit   in  the  Retained
              Amount   Account   or   has
              failed   to  transfer   and
              convey           additional
              Receivables    from    such
              Supplemental       Accounts
              within  five business  days
              of such Determination Date.

           7. The  Fixed Base Certificate  Yes/No
              Balance   has   not    been
              reduced  to  zero  on   the
              August   2004  Distribution
              Date   or   any  Controlled
              Amortization Amount was not
              paid in full when due.


           8. The   Depositor   and   the  Yes/No
              Servicer are aware  of  the
              occurrence of any events of
              bankruptcy,  insolvency  or
              receivership involving  the
              Depositor  or  Gottschalks,
              the   occurrence  of  which
              would  constitute an  Early
              Amortization Event.

           9. The  rating  of  the  Fixed  Yes/No
              Base  Certificate has  been
              reduced below BBB.

(E)     Discount Rates

        (a)The  Discount Rate  in  effect       %
           for            non-promotional
           Receivables on the  first  day
           of   the   related  Collection
           Period:

        (b)Changes,   if  any,   to   the       %
           Discount    Rate   for    non-
           promotional Receivables  since
           the  first day of the  related
           Collection Period:

        (c)The  Discount Rate  in  effect       %
           for   promotional  Receivables
           on   the  first  day  of   the
           related Collection Period:

        (d)Changes,   if  any,   to   the       %
           Discount  Rate for promotional
           Receivables  since  the  first
           day  of the related Collection
           Period:



          IN  WITNESS WHEREOF, the undersigned
has   duly   executed   and   delivered   this
Certificate this          day of             ,
____.

GOTTSCHALKS INC.,
as Servicer



By:  \s\ Jim Famalette
Servicing Officer



                   EXHIBIT C

   FORM OF RULE 144A TRANSFEREE CERTIFICATE

Gottschalks Credit Receivables Corporation
Bankers Trust Company
7 River Place East                 as Trustee
Fresno, California 93729           Four Albany
Street
                                   New York,
New York 10006

     Re:  Gottschalks Credit Card Master
Trust;
          Fixed Base Credit Card Certificates,
     Series 1999-1

Ladies and Gentlemen:

          __________________________      (the
Purchaser) is today purchasing in a  private
resale  from ___________________________  (the
Seller) $_______ aggregate principal  amount
of Fixed Base Credit Card Certificates, Series
1999-1  (the Certificates), issued  pursuant
to the Pooling and Servicing Agreement and the
Series  1999-1  Supplement (the  Supplement)
thereto,  each  dated  as  of  March  1,  1999
(collectively,   the   Agreement),   between
Gottschalks  Inc. (the Company), Gottschalks
Credit  Receivables Corporation  (GCRC)  and
Bankers Trust Company (Bankers Trust), as trustee (the Trustee). The Certificates are securities issued by and evidencing interests in the Gottschalks Credit Card Master Trust
(the Trust).

          In  connection with the purchase  of
the   Certificates,   the   Purchaser   hereby
represents and warrants to each of you as follows:

          1.    The Purchaser understands that
the Certificates have not been registered under the Securities Act of 1933, as amended
(the 1933 Act), or the securities laws of any state or foreign jurisdiction.

          2.    The Purchaser is acquiring the
Certificates for its own account (or  for  the
account of a qualified institutional buyer  as
defined in Rule 144A under the 1933 Act)  only
for  investment and not for any other  person,
and  not  with  a view to, or  for  resale  in
connection  with,  a distribution  that  would
constitute a violation of the 1933 Act or  any
state  or foreign securities laws (subject  to
the  understanding  that  disposition  of  the
Purchaser's property will remain at all  times
within  its  control).   The  Purchaser   does
hereby  agree  to indemnify the  Trustee,  its
officers,  directors,  agents  and  employees,
GCRC  and  the  Company against any  liability
that  may  result if the transfer  is  not  so
exempt  or is not made in accordance with  the
1933 Act and such state and foreign securities
laws.   The  Purchaser is not an affiliate  of
GCRC, the Trustee or any of their respective affiliates.

          3.    The Purchaser agrees that  the
Certificates must be held indefinitely by it unless (i) the Certificates are subsequently registered under the 1933 Act or (ii) an exemption from the registration requirements of the 1933 Act is available.

          4.   The Purchaser agrees that if at
some time it wishes to dispose of or exchange any of the Certificates, it will not transfer or exchange any of the Certificates unless such transfer or exchange is in accordance with the provisions of Article VI of the Agreement and Article VI of the Supplement.

          5.    The  Purchaser is a  qualified
institutional buyer as defined in Rule 144A of
the  1933  Act and has completed  one  of  the
forms of certification to that effect attached
as  Annexes hereto, it is aware that the  sale
to  it is being made in reliance on Rule 144A,
it  is acquiring the Certificates for its  own
account  or  for  the account of  a  qualified
institutional  buyer and it  understands  that
such  Certificates may be resold,  pledged  or
transferred  by the Purchaser only  (i)  to  a
person  who the Purchaser reasonably  believes
is   a   qualified  institutional  buyer  that
purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule
144A or (ii) pursuant to another exemption from registration under the 1933 Act and applicable state and foreign securities laws.

          6.     Neither  the  Purchaser   nor
anyone  acting  on  its  behalf  has  offered,
transferred,   pledged,  sold   or   otherwise
disposed  of any Certificate, any interest  in
any  Certificate or any other similar security
of  GCRC  or  the Trust to, or  solicited  any
offer  to buy or accept a transfer, pledge  or
other  disposition  of  any  Certificate,  any
interest  in  any  Certificate  or  any  other
similar  security of GCRC or the  Trust  with,
any  person in any manner, or made any general
solicitation  by means of general  advertising
or  in  any  other manner, or taken any  other
action,  which would constitute a distribution
of  the  Certificates under the  1933  Act  or
which  would  render  the disposition  of  any
Certificate a violation of Section  5  of  the
1933  Act  or any state or foreign  securities
law,  require  registration  or  qualification
pursuant  thereto, or require registration  of
the  Trust or GCRC as an investment  company
under  the Investment Company Act of 1940,  as
amended,   nor  will  it  act,  nor   has   it
authorized or will it authorize any person to act, in such manner with respect to the Certificates.

          7.    The Purchaser understands that
there is no market, nor is there any assurance
that   a   market   will  develop,   for   the
Certificates and that GCRC and the Trust  have
no  obligation to make or facilitate any  such
market   (or   to  otherwise  repurchase   the
Certificates from the Purchaser) under any circumstances.

          8.    The  Purchaser  has  consulted
with   its   own  legal  counsel,  independent
accountants  and  financial  advisors  to  the
extent  it deems necessary regarding  the  tax
consequences  to  it  of  ownership   of   the
Certificates, is aware that its taxable income
with  respect  to  the  Certificates  in   any
accounting  period may not correspond  to  the
cash  flow (if any) from the Certificates  for
such   period,  and  is  not  purchasing   the
Certificates     in    reliance     on     any
representations of GCRC or its counsel with respect to tax matters.

          9.    The Purchaser has reviewed the
Private Placement Memorandum with respect to the Certificates dated March 1, 1999 (the
Private Placement Memorandum), and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transaction contemplated by the Private
Placement Memorandum and to obtain additional information necessary to verify the accuracy and completeness of any information furnished to the Purchaser or to which the Purchaser had access.

          10.   The Purchaser understands that
the    Certificates    will    bear    legends
substantially as set forth in the Agreement.

          11.   The  Purchaser hereby  further
agrees to be bound by all the terms and conditions of the Certificates as provided in the Agreement.

          12.    The  Purchaser  is   not   an
employee   benefit  plan,  trust  or   account
subject  to Title I of the Employee Retirement
Income   Security  Act  of  1974,  as  amended
(ERISA), or subject to Section 4975  of  the
Internal Revenue Code of 1986, as amended (the
Code),  or  a governmental plan  defined  in
section  3(32) of ERISA or Section  414(d)  of
the  Code  subject  to any federal,  state  or
local  law  which  is, to a  material  extent,
similar  to the foregoing provisions of  ERISA
or  the Code (Similar Law) (each, a Benefit
Plan)  and  is  not an entity,  including  an
insurance  company  separate  account  or   an
insurance  company  general  account  if   the
assets in any such accounts constitute plan assets for purposes of regulation section
2510.3-101 of ERISA, whose underlying assets include Benefit Plan assets by reason of a Benefit Plan's investment in the entity.

          13.   If  the Purchaser (and if  the
Purchaser is acquiring the Certificates for an account as provided in paragraph 5 above, such account) is a partnership, grantor trust or S corporation for federal income tax purposes (a flow-through entity), any Certificates owned by such flow-through entity will represent less than 50% of the value of all the assets owned by such flow-through entity and no special allocation of income, gain, loss, deduction or credit from such Certificates will be made among the beneficial owners of such flow-through entity.

          14.   If the Purchaser sells any  of
the  Certificates, the Purchaser  will  obtain
from   any   subsequent  Purchaser  the   same
representations     contained     in      this
Representation Letter.

          Capitalized  terms used herein  that
are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

          The  representations and  warranties
contained  herein  shall be binding  upon  the
heirs,  executors,  administrators  and  other
successors  of the undersigned.  If  there  is
more   than   one   signatory   hereto,    the
obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

          Executed at ___________, this_ day
of ____.



Purchaser's Name (Print)

By \s\ Robert A. Smedley
Its    Vice President
Address of Purchaser


Purchaser's Taxpayer
Identification Number
                                       Annex 1
                                  to Exhibit C
  Qualified Institutional Buyers Status Under
                   Rule 144A
   (Buyers other than investment companies)

Gottschalks Credit Receivables Corporation
Bankers Trust Company
7 River Place East                 as Trustee
Fresno, California 93729           Four Albany
Street
                                   New York,
New York 10006


Re:  Gottschalks Credit Card Master Trust;
          Credit Card Certificates, Series
     1999-1

Name of Buyer:  (Buyer)

Dear Sirs:

     I hereby certify that as indicated below,
I  am the President, Chief Executive/Financial
Officer,   Senior  Vice  President  or   other
executive officer of Buyer.

     In  connection  with purchases  by  Buyer
from  time  to time, I hereby certify  to  you
and,  if  you  act as broker for one  or  more
customers, to such customers, that Buyer is  a
qualified institutional buyer as defined  in
Rule 144A under the Securities Act of 1933, as
amended (Rule 144A), because (i) Buyer owned
and/or  invested  on  a  discretionary   basis
$______   in  securitiesi  (except   for   the
excluded securities referred to below) as of the end of Buyer's most recent fiscal year
(such amount being calculated in accordance with Rule 144A) and (ii) Buyer satisfies the criteria in the initialed category marked below.

     Corporation, etc.  Buyer is a corporation
(other   than   a  bank,  savings   and   loan
association     or    similar    institution),
Massachusetts   or  similar  business   trust,
partnership,    or   charitable   organization
described in Section 501(c)(3)of the  Internal
Revenue Code of 1986, as amended.

     Bank.   Buyer (a) is a national  bank  or
banking  institution organized under the  laws
of  any  State, territory or the  District  of
Columbia    the   business   of    which    is
substantially  confined  to  banking  and   is
supervised by the State or territorial banking
commission or similar official or is a foreign
bank or equivalent institution, and (b) has an
audited  net worth of at least $25,000,000  as
demonstrated  in  its latest annual  financial
statements,  a  copy  of  which  is   attached
hereto.

     Savings and Loan.  Buyer (a) is a savings
and   loan  association,  building  and   loan
association,   cooperative   bank,   homestead
association or similar institution,  which  is
supervised  and examined by a State or Federal
authority  having supervision  over  any  such
institution or is a foreign savings  and  loan
association or equivalent institution and  (b)
has   an   audited  net  worth  of  at   least
$25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     Broker-dealer.    Buyer   is   a   dealer
registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended
(the 1934 Act).

     Insurance Company. Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

     State  or  Local Plan.  Buyer is  a  plan
established  and maintained by  a  State,  its
political   subdivisions  or  any  agency   or
instrumentality  of a State or  its  political
subdivisions,   for   the   benefit   of   its
employees.

     ERISA Plan. Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of
1974, as amended.

     Investment   Advisor.    Buyer   is    an
investment   advisor  registered   under   the
Investment Advisers Act of 1940, as amended.

     The term securities as used herein does
not include (i) securities of issuers that are
affiliated  with  Buyer, (ii) securities  that
are   part  of  an  unsold  allotment  to   or
subscription by Buyer (if Buyer is a  dealer),
(iii)  securities issued or guaranteed by  the
United  States or any instrumentality thereof,
(iv)  bank  deposit notes and certificates  of
deposit,   (v)   loan   participations,   (vi)
repurchase agreements, (vii) securities owned subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

     For purposes of determining the aggregate of securities owned and/or invested on a discretionary basis by Buyer, Buyer used the cost of such securities to Buyer and did not include any of the securities referred to in the preceding paragraph.

     Further,  in  determining such  aggregate
amount,  Buyer  may  have included  securities
owned  by subsidiaries of Buyer, but  only  if
such  subsidiaries are consolidated with Buyer
in   its  financial  statements  prepared   in
accordance  with generally accepted accounting
principles  and  if  the investments  of  such
subsidiaries   are   managed   under   Buyer's
direction.  However, such securities were  not
included   if   Buyer  is  a   majority-owned,
consolidated subsidiary of another enterprise and Buyer is not itself a reporting company under the 1934 Act.

     Buyer acknowledges that it is familiar with Rule 144A and understands that you and your customers (if you act as a broker for one or more customers) are and will continue to rely on the statements made herein because one or more sales by you for your own account or your customer's account to Buyer may be in reliance on Rule 144A.

     Will   Buyer  be  purchasing  Rule   144A
securities only for Buyer's own account?

     Yes___                             No___

     If  the answer to this question is  no,
Buyer  agrees  that,  in connection  with  any
purchase of securities sold to Buyer  for  the
account  of  a  third  party  (including   any
separate account) in reliance on Rule 144A, Buyer will only purchase for the account of one third party and such third party at the time is a qualified institutional buyer within the meaning of Rule 144A. In addition, Buyer agrees that Buyer will not purchase securities for a third party unless Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of qualified institutional buyer set forth in Rule 144A.

     Buyer agrees to notify you of any changes
in  the  information  and conclusions  herein.
Until  such  notice is given to  you,  Buyer's
purchase  of securities from you,  or  through
you  from  your customers, will  constitute  a
reaffirmation  of the foregoing certifications
and  acknowledgments as of the  date  of  such
purchase.   Further, if Buyer  is  a  bank  or
savings and loan as provided above, Buyer agrees that it will furnish you with updated annual financial statements promptly after they become available.


Date: ____________________

Very truly yours,



Print Name of Buyer

By: ___________________________
Name:
Title:


                                       Annex 2
                                  to Exhibit C

  Qualified Institutional Buyer Status Under
                   Rule 144A
    (Buyers that are registered investment
                  companies)

Gottschalks Credit Receivables Corporation
Bankers Trust Company
7 River Place East                 as Trustee
Fresno, California 93729           Four Albany
Street
                                   New York,
New York 10006

Re:  Gottschalks Credit Card Master Trust;
          Credit Card Certificates, Series
     1999-1

Name of Buyer: _____________ (Buyer)

Name of Investment Adviser: _____________
(Adviser)

          I  hereby certify that, as indicated
below,    I    am    the   President,    Chief
Executive/Financial  Officer  or  Senior  Vice
President   of  Buyer  or,  if  Buyer   is   a
qualified institutional buyer as defined  in
Rule  144A  (Rule 144A) under the Securities
Act of 1933, as amended, because Buyer is part
of   a  Family  of  Investment  Companies  (as
defined below) of Adviser.

          In   connection  with  purchases  by
Buyer  from time to time, I hereby certify  to
you  and, if you act as broker for one or more
customers, to such customers, that Buyer is  a
Squalified institutional buyer as defined  in
Rule  144A  because (i) Buyer is an investment
company   registered  under   the   Investment
Company  Act of 1940, as amended, and (ii)  as
marked  below, Buyer alone, or Buyer's  Family
of   Investment  Companies,  owned  at   least
$100,000,000 in securities (other than the excluded securities referred to below) as of the end of Buyer's most recent fiscal year.1

          Buyer  owned   $                  in
          securities (other than the  excluded
          securities referred to below) as  of
          the   end  of  Buyer's  most  recent
          fiscal   year  (such  amount   being
          calculated in accordance  with  Rule
          144A).

          Buyer   is  part  of  a  Family   of
          Investment Companies which owned  in
          the aggregate $ in securities (other
          than    the    excluded   securities
          referred to below) as of the end  of
          Buyer's  most  recent  fiscal   year
          (such  amount  being  calculated  in
          accordance with Rule 144A).

          For   purposes  of  determining  the
amount of securities owned by Buyer or Buyer's
Family of Investment Companies, I used the cost of such securities and did not include any of the securities referred to below in the second succeeding paragraph.

          The   term   Family  of  Investment
Companies  as used herein will  mean  two  or
more   registered  investment  companies   (or
series  thereof) that have the same investment
adviser   or  investment  advisers  that   are
          affiliated (by virtue of being majority owned
subsidiaries of the same parent or because one
investment   adviser  is  a   majority   owned
subsidiary of the other).

          The term securities as used herein
does  not  include (i) securities  of  issuers
that are affiliated with Buyer or are part  of
Buyer's  Family of Investment Companies,  (ii)
securities issued or guaranteed by the  United
States, or any instrumentality thereof,  (iii)
bank   deposit   notes  and  certificates   of
deposit,   (iv)   loan   participations,   (v)
repurchase agreements, (vi) securities owned but subject to a repurchase agreement and
(vii)  currency, interest rate  and  commodity
swaps.

          On  behalf  of Buyer, I  acknowledge
that  Buyer  is  familiar with Rule  144A  and
understands  that you and your  customers  (if
you act as a broker for one or more customers)
are   and  will  continue  to  rely   on   the
statements made herein because one or more sales to Buyer by you for your own account or your customer's account will be in reliance on Rule 144A. In addition, on behalf of Buyer, I agree that, in connection with any purchase of securities sold by or through you in reliance on Rule 144A, Buyer will only purchase for Buyer's own account.

          Finally,  on  behalf  of  Buyer   or
Adviser  (as  appropriate), I  also  agree  to
notify  you  of any changes in the information
and  conclusions herein. Until such notice  is
given  to you, Buyer's purchase from  time  to
time  of  securities from you, or through  you
from   your   customers,  will  constitute   a
reaffirmation of the foregoing certifications and acknowledgments by me as of the date of such purchase.

Date: _____________________

Very truly yours,


Name:
Title:

On behalf of:

Name of Buyer:

or

Name of Adviser:
                   EXHIBIT D
  FORM OF NON-RULE 144A REPRESENTATION LETTER

Gottschalks Credit Receivables Corporation
Bankers Trust Company
7 River Place East                 as Trustee
Fresno, California 93729           Four Albany
Street
                                   New York,
New York 10006


Re:  Gottschalks Credit Card Master Trust;
          Fixed Base Credit Card Certificates,
     Series 1999-1

Ladies and Gentlemen:

          The   undersigned   purchaser   (the
Purchaser) understands that the purchase  of
the    above-referenced   certificates    (the
Certificates)  may be made  by  institutions
which  are  Accredited Investors under  Rule
501(a)(1),   (2),  (3)  or   (7)   under   the
Securities Act of 1933, as amended (the  1933
Act). The undersigned represents on behalf of
the   Purchaser  that  the  Purchaser  is   an
Accredited  Investor within the  meaning  of
such  definition.  The Purchaser is  urged  to
review      carefully      the      responses,
representations and warranties it is making herein.

     Representations and Warranties

          The  Purchaser  makes the  following
representations  and warranties  in  order  to
permit Bankers Trust Company, as trustee  (the
Trustee)  of  the  Gottschalks  Credit  Card
Master  Trust (the Trust), Gottschalks  Inc.
(Gottschalks)    and   Gottschalks    Credit
Receivables Corporation (GCRC) to determine its suitability as a purchaser of Certificates and to determine that the private transfer exemption from registration relied upon by GCRC under the 1933 Act is available to it.

          1.    The Purchaser understands that
the Certificates have not been, and throughout
their   term   will  not  be,  registered   or
qualified under the 1933 Act or the securities
laws  of  any  state and may be resold  (which
resale is not currently contemplated) only  if
registered pursuant to the provisions  of  the
1933  Act or if an exemption from registration
under  the 1933 Act and other applicable state
securities  laws  is available,  that  neither
GCRC  nor  the Trustee is required to register
the  Certificates under the 1933  Act  or  any
applicable state securities laws and that  any
transfer  must comply with Article VI  of  the
Pooling   and   Servicing  Agreement   between
Gottschalks, GCRC and the Trustee and  Article
VI   of  the  Series  1999-1  Supplement  (the
Supplement) thereto, each dated as of  March
1,  1999 (collectively, the Agreement).  The
Purchaser does hereby agree to indemnify the Trustee, its officers, directors, agents and employees, GCRC and the Company against any liability that may result if the purchase of the Certificates is not so exempt or is not made in accordance with the 1933 Act and such state securities laws.

          2.    The Purchaser will comply with
all applicable federal and state securities laws in connection with any subsequent resale of the Certificates.

          3.   The Purchaser is an accredited
investor   within   the   meaning   of   Rule
501(a)(1), (2), (3) or (7) under the 1933  Act
and a sophisticated institutional investor and has knowledge and experience in financial and business matters (and, in particular, in such matters related to securities similar to the Certificates) and is capable of evaluating the merits and risk of its investment in the Certificates and is able to bear the economic risks of such investment. The Purchaser has been given such information concerning the Certificates, Gottschalks and GCRC as it has requested.

          4.    The Purchaser is acquiring the
Certificates as principal for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

          5.     Neither  the  Purchaser   nor
anyone  acting  on  its  behalf  has  offered,
transferred,   pledged,  sold   or   otherwise
disposed  of any Certificate, any interest  in
any  Certificate or any other similar security
of  GCRC to, or solicited any offer to buy  or
accept a transfer, pledge or other disposition
of   any  Certificate,  any  interest  in  any
Certificate  or any other similar security  of
GCRC  with, any person in any manner, or  made
any  general solicitation by means of  general
advertising or in any other manner,  or  taken
any  other  action, which would  constitute  a
distribution  of  the Certificates  under  the
1933 Act or which would render the disposition
of any Certificate a violation of Section 5 of
the  1933  Act  or  any state securities  law,
require registration or qualification pursuant
thereto, or require registration of the  Trust
under  the Investment Company Act of 1940,  as
amended,   nor  will  it  act,  nor   has   it
authorized or will it authorize any person  to
act   in  such  manner  with  respect  to  the
Certificates.

          6.    The Purchaser has reviewed the
Private Placement Memorandum with respect to the Certificates dated March 1, 1999 (the
Private Placement Memorandum), and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transaction contemplated by the Private
Placement Memorandum and to obtain additional information necessary to verify the accuracy and completeness of any information furnished to the Purchaser or to which the Purchaser had access.

          7.     The   Purchaser  is  not   an
employee   benefit  plan,  trust  or   account
subject  to Title I of the Employee Retirement
Income   Security  Act  of  1974,  as  amended
(ERISA), or subject to Section 4975  of  the
Internal Revenue Code of 1986, as amended (the
Code),  or  a governmental plan  defined  in
section  3 (32) of ERISA or Section 414(d)  of
the  Code  subject  to any federal,  state  or
local  law  which  is, to a  material  extent,
similar  to the foregoing provisions of  ERISA
or  the Code (Similar Law) (each, a Benefit
Plan)  and  is  not an entity,  including  an
insurance  company  separate  account  or   an
insurance  company  general  account  if   the
assets in any such accounts constitute plan assets for purposes of regulation section
2510.3-101 of ERISA, whose underlying assets include Benefit Plan assets by reason of a Benefit Plan's investment in the entity.

          8.    The Purchaser understands that
the    Certificates   will   bear   a   legend
substantially as set forth in the form of Certificate included as an Exhibit to the Supplement.

          9.    The Purchaser understands that
there is no market, nor is there any assurance
that   a   market   will  develop,   for   the
Certificates and that GCRC does not  have  any
obligation  to  make  or facilitate  any  such
market   (or   to  otherwise  repurchase   the
Certificates from the Purchaser) under any circumstances.

          10.   The  Purchaser  has  consulted
with   its   own  legal  counsel,  independent
accountants  and  financial  advisors  to  the
extent  it deems necessary regarding  the  tax
consequences  to  it  of  ownership   of   the
Certificates, is aware that its taxable income
with  respect  to  the  Certificates  in   any
accounting  period may not correspond  to  the
cash  flow (if any) from the Certificates  for
such   period,  and  is  not  purchasing   the
Certificates     in    reliance     on     any
representations of GCRC or its counsel respect to tax matters.

          11.   The  Purchaser represents,  on
behalf of itself that if the Purchaser is a partnership, grantor trusts or S corporation for federal income tax purposes (a Flow-
Through Entity), any Certificates owned by or on behalf of such Flow-Through Entity will represent less than 50% of the value of all the assets owned by such Flow-Through Entity and no special allocation of income, gain, loss, deduction or credit from such Fixed Base
Certificates will be made among the beneficial owners of such Flow-Through Entity.

          12.   The  Purchaser agrees that  it
will  obtain from any subsequent purchaser  of
the   Certificates  substantially   the   same
representations,  warranties  and   agreements
contained   in  the  foregoing  paragraphs   1
through 11 and in this paragraph 12.

          Capitalized  terms used herein  that
are not otherwise defined shall have the meanings ascribed thereto in the Agreement or the Private Placement Memorandum, as the case may be.

          The  representations and  warranties
continued herein shall be binding upon the successors of the undersigned.

          Executed at _________, this___ day
of ________, ___.


Purchaser's Name (Print)

By: \s\ Robert A. Smedley

Title:  Vice President
Address of Purchaser

Purchaser's Taxpayer
Identification Number

                  SCHEDULE I


            List of Series Accounts


Bankers Trust Company
ABA #021001033
ACCT:
REF:  Gottschalks 19991-1
Attn:

Gottschalks Credit Card Master Trust Series
1999-1 Capitalized Interest Account :  _____

Gottschalks Credit Card Master Trust Series
1999-1 Retained Amount Account:  _____

Gottschalks Credit Card Master Trust Series
1999-1 Spread Account:  _______


_______________________________
1 Buyer must own and/or invest on a
discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.